UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Contrafund Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund - Initial Class	-42.51%	0.39%	1.92%
VIP Contrafund - Service Class	-42.61%	0.28%	1.81%
VIP Contrafund - Service Class 2 A	-42.69%	0.13%	1.67%
VIP Contrafund - Investor Class B	-42.60%	0.30%	1.87%

A The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert Stansky, Head of Fidelity's Multi-Manager Group, which manages VIP Contrafund Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

VIP Contrafund underperformed its primary benchmark, the S&P 500 index, for the year, with most of the damage done in the second half. (For specific portfolio results, please refer to the performance section of this report.) Unfavorable stock selection in the economically sensitive energy, information technology and industrials sectors accounted for the majority of the fund's underperformance. In particular, an underweighted position in integrated oil giant Exxon Mobil - since sold from the portfolio - hurt as the company's share price remained more stable than such other energy holdings as refiner Valero Energy and energy services firm Weatherford International. An overweighting in mortgage underwriter Fannie Mae - also sold - detracted, too, as did an out-of-index position in Suntech Power, a China-based solar company. Conversely, the fund's performance versus the index was bolstered by its underweightings in major index components General Electric and Bank of America, both of which were stung by the chilling effects of the credit freeze. Timely ownership of CONSOL Energy, a coal producer, and Sunoco, an integrated oil firm, also helped, as did a small position in cash. CONSOL was no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.66%
Actual		$ 1,000.00	$ 654.50	$ 2.74
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.35
Service Class	.76%
Actual		$ 1,000.00	$ 654.00	$ 3.16
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.86
Service Class 2.91%
Actual		$ 1,000.00	$ 653.40	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62
Service Class 2R	.90%
Actual		$ 1,000.00	$ 653.20	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.57
Investor Class	.75%
Actual		$ 1,000.00	$ 654.00	$ 3.12
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	2.5	1.3
Microsoft Corp.	2.5	3.6
Procter & Gamble Co.	2.2	1.8
Wells Fargo & Co.	2.0	0.0
AT&T, Inc.	1.9	1.8
Juniper Networks, Inc.	1.6	1.2
Verizon Communications, Inc.	1.5	0.7
Abbott Laboratories	1.4	0.9
Johnson & Johnson	1.4	0.6
Pfizer, Inc.	1.3	0.5
	18.3
Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	14.7	16.2
Health Care	14.4	11.7
Consumer Staples	13.2	11.2
Financials	12.5	13.2
Energy	12.4	15.0
Industrials	11.7	12.1
Consumer Discretionary	7.3	7.1
Utilities	4.4	4.3
Telecommunication Services	4.1	3.8
Materials	2.8	3.8
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks and Equity Futures 98.1%		Stocks and Equity Futures 98.7%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	13.2%	** Foreign investments	16.9%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Gentex Corp.	1,227,700	$ 10,840,591
Johnson Controls, Inc.	1,362,000	24,733,920
		35,574,511
Automobiles - 0.1%
Renault SA	101,800	2,669,195
Toyota Motor Corp. sponsored ADR	155,000	10,143,200
		12,812,395
Distributors - 0.3%
Li & Fung Ltd.	20,520,000	35,461,898
Diversified Consumer Services - 0.2%
Educomp Solutions Ltd.	469,799	23,378,413
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	94,200	5,172,522
Service Corp. International	655,200	3,256,344
		31,807,279
Hotels, Restaurants & Leisure - 1.0%
Burger King Holdings, Inc.	273,100	6,521,628
McDonald's Corp.	2,154,684	133,999,798
Wendy's/Arby's Group, Inc.	790,800	3,906,552
		144,427,978
Household Durables - 0.3%
Centex Corp.	183,794	1,955,568
D.R. Horton, Inc.	1,307,200	9,241,904
Harman International Industries, Inc.	294,300	4,923,639
Mohawk Industries, Inc. (a)	349,785	15,030,261
Newell Rubbermaid, Inc.	648,600	6,343,308
Pulte Homes, Inc.	214,300	2,342,299
Whirlpool Corp.	179,915	7,439,485
		47,276,464
Internet & Catalog Retail - 0.0%
Priceline.com, Inc. (a)(d)	81,700	6,017,205
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	204,600	5,968,182
Media - 2.4%
Central European Media Enterprises Ltd. Class A (a)	832,500	18,081,900
Comcast Corp. Class A	5,262,900	88,837,752
Discovery Communications, Inc. (a)	438,100	6,203,496
Liberty Global, Inc. Class A (a)(d)	865,600	13,780,352
News Corp. Class A	1,103,300	10,028,997
Omnicom Group, Inc.	1,065,700	28,688,644
The Walt Disney Co.	1,229,143	27,889,255
The Weinstein Co. II Holdings, LLC Class A-1 (h)	11,499	8,624,250
Time Warner Cable, Inc. (a)	1,636,100	35,094,345
Time Warner, Inc.	6,987,400	70,293,244

	Shares	Value
Viacom, Inc. Class B (non-vtg.) (a)	1,358,100	$ 25,885,386
Virgin Media, Inc.	1,587,100	7,919,629
		341,327,250
Multiline Retail - 0.4%
Kohl's Corp. (a)(d)	167,732	6,071,898
Target Corp.	1,455,300	50,251,509
		56,323,407
Specialty Retail - 1.8%
Home Depot, Inc. (d)	1,266,100	29,145,622
Lowe's Companies, Inc.	3,469,500	74,663,640
MarineMax, Inc. (a)	506,913	1,718,435
OfficeMax, Inc.	460,909	3,521,345
PetSmart, Inc.	901,600	16,634,520
Ross Stores, Inc.	932,700	27,729,171
Sally Beauty Holdings, Inc. (a)	489,600	2,785,824
Sherwin-Williams Co.	216,900	12,959,775
Staples, Inc.	1,433,900	25,695,488
Tiffany & Co., Inc. (d)	228,600	5,401,818
TJX Companies, Inc.	2,105,152	43,302,977
Urban Outfitters, Inc. (a)	543,300	8,138,634
Zumiez, Inc. (a)(d)	1,031,020	7,681,099
		259,378,348
Textiles, Apparel & Luxury Goods - 0.5%
Carter's, Inc. (a)	970,700	18,695,682
LVMH Moet Hennessy - Louis Vuitton	87,600	5,898,707
NIKE, Inc. Class B	454,900	23,199,900
Polo Ralph Lauren Corp. Class A	250,086	11,356,405
Ports Design Ltd.	3,139,500	3,830,007
VF Corp.	107,200	5,871,344
		68,852,045
TOTAL CONSUMER DISCRETIONARY		1,045,226,962
CONSUMER STAPLES - 13.2%
Beverages - 4.2%
Anheuser-Busch InBev NV	2,105,861	49,137,122
Anheuser-Busch InBev NV (strip VVPR) (a)	1,038,744	6,006
Coca-Cola Enterprises, Inc.	1,140,100	13,715,403
Coca-Cola FEMSA SAB de CV sponsored ADR	205,400	8,936,954
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	575,450	8,321,007
Coca-Cola Icecek AS	823,000	3,392,438
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	203,300	9,008,223
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,640,300	41,637,531
Cott Corp. (a)	1,768,200	2,238,044
Diageo PLC sponsored ADR	469,500	26,639,430
Embotelladora Andina SA sponsored ADR	672,100	9,073,350
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Fomento Economico Mexicano SAB de CV sponsored ADR	150,900	$ 4,546,617
Molson Coors Brewing Co. Class B	922,800	45,143,376
PepsiCo, Inc.	2,935,462	160,775,254
Pernod Ricard SA	180,700	13,487,575
SABMiller PLC	457,438	7,796,816
The Coca-Cola Co.	4,163,909	188,500,160
		592,355,306
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.	777,800	40,834,500
CVS Caremark Corp.	3,809,100	109,473,534
Kroger Co.	1,004,000	26,515,640
Safeway, Inc.	1,326,600	31,533,282
Sysco Corp.	406,800	9,331,992
Wal-Mart Stores, Inc.	2,237,100	125,411,826
Walgreen Co.	2,031,300	50,112,171
X5 Retail Group NV GDR (a)(f)	233,864	2,011,230
		395,224,175
Food Products - 2.1%
Archer Daniels Midland Co.	1,149,500	33,140,085
Bunge Ltd. (d)	177,200	9,173,644
Cadbury PLC sponsored ADR	126,400	4,508,688
Green Mountain Coffee Roasters, Inc. (a)	741,890	28,711,143
Groupe Danone	215,895	13,106,288
Kraft Foods, Inc. Class A	1,620,000	43,497,000
Lindt & Spruengli AG (d)	200	4,292,621
Nestle SA (Reg.)	1,810,891	71,543,236
Perdigao SA	308,400	4,076,258
Ralcorp Holdings, Inc. (a)	78,220	4,568,048
Sadia SA ADR (d)	611,600	2,996,840
SLC Agricola SA	726,400	4,591,714
Tyson Foods, Inc. Class A	2,174,200	19,045,992
Unilever NV (NY Shares)	2,209,100	54,233,405
Viterra, Inc. (a)	617,500	4,821,443
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	93,400	2,457,354
		304,763,759
Household Products - 2.7%
Colgate-Palmolive Co.	990,123	67,863,030
Energizer Holdings, Inc. (a)	81,000	4,385,340
Kimberly-Clark Corp.	500	26,370
Procter & Gamble Co.	5,134,551	317,417,943
		389,692,683
Personal Products - 0.4%
Avon Products, Inc.	2,290,500	55,040,715
Bare Escentuals, Inc. (a)	523,700	2,738,951
Herbalife Ltd.	218,400	4,734,912
		62,514,578

	Shares	Value
Tobacco - 1.0%
Altria Group, Inc.	783,800	$ 11,804,028
British American Tobacco PLC sponsored ADR	1,405,300	74,396,582
Philip Morris International, Inc.	1,110,604	48,322,380
Souza Cruz Industria Comerico	224,200	4,410,086
		138,933,076
TOTAL CONSUMER STAPLES		1,883,483,577
ENERGY - 12.4%
Energy Equipment & Services - 3.3%
Atwood Oceanics, Inc. (a)	553,300	8,454,424
BJ Services Co.	593,800	6,929,646
ENSCO International, Inc.	1,055,180	29,956,560
Exterran Holdings, Inc. (a)	563,523	12,003,040
Global Industries Ltd. (a)	1,217,657	4,249,623
Hercules Offshore, Inc. (a)	1,211,009	5,752,293
Nabors Industries Ltd. (a)	4,350,125	52,070,996
National Oilwell Varco, Inc. (a)	4,744,754	115,961,788
Noble Corp.	1,106,200	24,435,958
Parker Drilling Co. (a)	2,240,800	6,498,320
Patterson-UTI Energy, Inc.	1,371,600	15,787,116
Pride International, Inc. (a)	419,000	6,695,620
Rowan Companies, Inc.	1,382,900	21,988,110
Schlumberger Ltd. (NY Shares)	1,135,300	48,057,249
Smith International, Inc.	873,550	19,995,560
Transocean Ltd. (a)	49,182	2,323,850
Weatherford International Ltd. (a)	7,612,700	82,369,414
Willbros Group, Inc. (a)	1,215,500	10,295,285
		473,824,852
Oil, Gas & Consumable Fuels - 9.1%
Cabot Oil & Gas Corp.	1,426,747	37,095,422
Canadian Natural Resources Ltd.	2,618,994	104,936,268
Chesapeake Energy Corp.	534,400	8,641,248
Chevron Corp.	1,971,180	145,808,185
Comstock Resources, Inc. (a)	1,510,500	71,371,125
Concho Resources, Inc. (a)(e)	4,547,215	103,767,446
ConocoPhillips	1,673,440	86,684,192
Continental Resources, Inc. (a)(d)	832,200	17,234,862
Copano Energy LLC	27,500	320,925
Denbury Resources, Inc. (a)	4,662,108	50,910,219
El Paso Corp.	5,540,300	43,380,549
Energy Resources of Australia Ltd. (d)	677,692	9,240,257
Energy Transfer Equity LP	55,125	893,576
EXCO Resources, Inc. (a)	2,230,250	20,206,065
Hess Corp.	937,200	50,271,408
James River Coal Co. (a)	213,600	3,274,488
Nexen, Inc.	216,900	3,823,872
OPTI Canada, Inc. (a)	3,559,700	5,266,261
Petrohawk Energy Corp. (a)	8,505,101	132,934,729
Plains Exploration & Production Co. (a)	1,024,600	23,811,704
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Quicksilver Resources, Inc. (a)	1,340,100	$ 7,464,357
Range Resources Corp.	241,600	8,308,624
Reliance Industries Ltd.	196,618	5,011,591
SandRidge Energy, Inc. (a)	735,700	4,524,555
Southwestern Energy Co. (a)	2,425,633	70,270,588
Suncor Energy, Inc.	377,600	7,361,447
Sunoco, Inc. (d)	2,896,200	125,868,852
Ultra Petroleum Corp. (a)	781,400	26,966,114
Valero Energy Corp.	251,900	5,451,116
Williams Companies, Inc.	7,520,200	108,892,496
		1,289,992,541
TOTAL ENERGY		1,763,817,393
FINANCIALS - 12.1%
Capital Markets - 0.8%
BlackRock, Inc. Class A (d)	130,432	17,497,453
Charles Schwab Corp.	1,875,866	30,332,753
GFI Group, Inc.	608,879	2,155,432
Janus Capital Group, Inc.	730,700	5,867,521
Morgan Stanley	3,724,399	59,739,360
Northern Trust Corp.	109,900	5,730,186
		121,322,705
Commercial Banks - 3.4%
Bangkok Bank Ltd. PCL (For. Reg.)	8,376,400	16,964,520
Huntington Bancshares, Inc.	1,080,221	8,274,493
KeyCorp	1,413,600	12,043,872
Mitsubishi UFJ Financial Group, Inc.	1,353,050	8,497,090
National City Corp.	38,266,021	69,261,498
PNC Financial Services Group, Inc.	203,300	9,961,700
Sumitomo Mitsui Financial Group, Inc.	7,376	33,228,544
U.S. Bancorp, Delaware	737,100	18,434,871
UCBH Holdings, Inc.	1,043,100	7,176,528
Uniao de Bancos Brasileiros SA (Unibanco) GDR	64,400	4,161,528
Wachovia Corp.	1,932,000	10,703,280
Wells Fargo & Co.	9,554,000	281,651,920
		480,359,844
Consumer Finance - 0.9%
American Express Co.	980,900	18,195,695
Capital One Financial Corp.	1,338,640	42,689,230
Discover Financial Services	2,701,993	25,749,993
Promise Co. Ltd. (d)	700,100	17,743,331
SLM Corp. (a)	1,977,092	17,596,119
		121,974,368
Diversified Financial Services - 3.7%
Bank of America Corp.	3,015,300	42,455,424

	Shares	Value
Citigroup, Inc.	19,421,000	$ 130,314,910
JPMorgan Chase & Co.	11,443,698	360,819,787
		533,590,121
Insurance - 3.0%
ACE Ltd.	1,126,600	59,619,672
American International Group, Inc.	3,209,300	5,038,601
Fidelity National Financial, Inc. Class A	878,449	15,592,470
Hartford Financial Services Group, Inc.	727,115	11,939,228
Marsh & McLennan Companies, Inc.	1,700,600	41,273,562
MBIA, Inc.	289,900	1,179,893
MetLife, Inc.	1,836,661	64,026,002
PartnerRe Ltd.	400,163	28,519,617
Principal Financial Group, Inc.	817,600	18,453,232
Prudential Financial, Inc.	1,081,930	32,739,202
Reinsurance Group of America, Inc.	392,984	16,827,575
Sony Financial Holdings, Inc.	16,234	61,905,029
The Travelers Companies, Inc.	885,100	40,006,520
Unum Group	1,477,300	27,477,780
W.R. Berkley Corp.	194,400	6,026,400
		430,624,783
Real Estate Investment Trusts - 0.3%
Developers Diversified Realty Corp.	282,250	1,377,380
General Growth Properties, Inc.	1,066,700	1,376,043
SL Green Realty Corp.	222,200	5,754,980
Vornado Realty Trust	458,050	27,643,318
		36,151,721
TOTAL FINANCIALS		1,724,023,542
HEALTH CARE - 14.4%
Biotechnology - 2.9%
Acorda Therapeutics, Inc. (a)	452,000	9,270,520
Amgen, Inc. (a)	1,390,586	80,306,342
Biogen Idec, Inc. (a)	955,411	45,506,226
Celgene Corp. (a)	171,346	9,472,007
CSL Ltd.	511,154	12,295,145
Genentech, Inc. (a)	382,169	31,685,632
Genzyme Corp. (a)	875,500	58,106,935
Gilead Sciences, Inc. (a)	2,434,906	124,521,093
Myriad Genetics, Inc. (a)	126,018	8,349,953
ONYX Pharmaceuticals, Inc. (a)	461,900	15,778,504
OSI Pharmaceuticals, Inc. (a)	221,892	8,664,883
United Therapeutics Corp. (a)	125,381	7,842,582
		411,799,822
Health Care Equipment & Supplies - 1.9%
Alcon, Inc.	161,552	14,408,823
Baxter International, Inc.	1,568,000	84,029,120
Boston Scientific Corp. (a)	1,159,000	8,970,660
C.R. Bard, Inc.	238,226	20,072,923
Covidien Ltd.	2,431,452	88,115,820
Edwards Lifesciences Corp. (a)	244,400	13,429,780
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Mako Surgical Corp. (d)	588,756	$ 3,932,890
Masimo Corp. (a)	99,400	2,965,102
Medtronic, Inc.	553,105	17,378,559
St. Jude Medical, Inc. (a)	426,500	14,057,440
Wright Medical Group, Inc. (a)	149,069	3,045,480
		270,406,597
Health Care Providers & Services - 1.5%
Express Scripts, Inc. (a)	614,575	33,789,334
McKesson Corp.	393,900	15,255,747
Medco Health Solutions, Inc. (a)	2,096,014	87,843,947
UnitedHealth Group, Inc.	1,457,311	38,764,473
Universal Health Services, Inc. Class B	358,391	13,464,750
WellPoint, Inc. (a)	480,100	20,226,613
		209,344,864
Health Care Technology - 0.2%
HLTH Corp. (a)	2,319,097	24,257,755
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	152,400	3,970,020
QIAGEN NV (a)	770,001	13,521,218
		17,491,238
Pharmaceuticals - 7.8%
Abbott Laboratories	3,704,317	197,699,398
Allergan, Inc.	1,416,470	57,112,070
Bristol-Myers Squibb Co.	2,518,891	58,564,216
Johnson & Johnson	3,275,673	195,983,516
Merck & Co., Inc.	4,542,458	138,090,723
Novo Nordisk AS Series B	482,000	24,984,046
Pfizer, Inc.	10,937,200	193,697,812
Pronova BioPharma ASA (a)	2,000,000	6,721,471
Schering-Plough Corp.	4,026,138	68,565,130
Shire PLC sponsored ADR	264,000	11,821,920
Valeant Pharmaceuticals International (a)(d)	854,200	19,561,180
Wyeth	3,762,300	141,123,873
XenoPort, Inc. (a)	136,202	3,415,946
		1,117,341,301
TOTAL HEALTH CARE		2,050,641,577
INDUSTRIALS - 11.7%
Aerospace & Defense - 3.1%
General Dynamics Corp.	563,942	32,477,420
Honeywell International, Inc.	1,905,142	62,545,812
Lockheed Martin Corp.	1,813,735	152,498,839
Raytheon Co.	2,349,059	119,895,971
The Boeing Co.	584,902	24,957,768
United Technologies Corp.	963,180	51,626,448
		444,002,258

	Shares	Value
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	1,982,001	$ 109,069,515
FedEx Corp.	558,400	35,821,360
United Parcel Service, Inc. Class B	1,913,756	105,562,781
		250,453,656
Building Products - 0.1%
Masco Corp.	1,128,412	12,559,226
Commercial Services & Supplies - 0.7%
Stericycle, Inc. (a)	1,969,614	102,577,497
Construction & Engineering - 0.4%
MYR Group, Inc. (a)	267,800	2,678,000
Quanta Services, Inc. (a)(d)	2,380,299	47,129,920
		49,807,920
Electrical Equipment - 1.2%
Alstom SA	574,600	34,405,730
Cooper Industries Ltd. Class A	199,200	5,822,616
First Solar, Inc. (a)	233,100	32,158,476
Q-Cells SE (a)(d)	540,800	19,778,126
SolarWorld AG (d)	637,581	13,916,828
Sunpower Corp. Class B (a)	1,057,789	32,199,097
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	1,699,268	19,881,436
Vestas Wind Systems AS (a)	311,325	18,409,349
		176,571,658
Industrial Conglomerates - 1.4%
General Electric Co.	9,780,596	158,445,655
Siemens AG sponsored ADR	535,749	40,582,987
Textron, Inc.	485,200	6,729,724
		205,758,366
Machinery - 2.3%
Cummins, Inc.	1,397,977	37,367,925
Danaher Corp.	1,869,045	105,806,637
Deere & Co.	1,470,270	56,340,746
Eaton Corp.	1,243,120	61,795,495
Illinois Tool Works, Inc.	838,500	29,389,425
Navistar International Corp. (a)	888,723	19,000,898
Sulzer AG (Reg.)	75,694	4,358,084
Vallourec SA	119,500	13,651,690
		327,710,900
Professional Services - 0.1%
Manpower, Inc.	302,911	10,295,945
Monster Worldwide, Inc. (a)	467,448	5,651,446
		15,947,391
Road & Rail - 0.6%
CSX Corp.	474,704	15,413,639
Union Pacific Corp.	1,397,504	66,800,691
		82,214,330
TOTAL INDUSTRIALS		1,667,603,202
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 14.7%
Communications Equipment - 3.0%
Ciena Corp. (a)(d)(e)	5,881,358	$ 39,405,099
Cisco Systems, Inc. (a)	1,801,200	29,359,560
Juniper Networks, Inc. (a)	13,223,200	231,538,232
QUALCOMM, Inc.	1,215,000	43,533,450
Sycamore Networks, Inc. (a)(e)	19,731,632	53,078,090
Tellabs, Inc. (a)	2,894,767	11,926,440
ZTE Corp. (H Shares)	4,752,200	12,554,554
		421,395,425
Computers & Peripherals - 0.7%
Hewlett-Packard Co.	1,500,000	54,435,000
SanDisk Corp. (a)	5,014,500	48,139,200
		102,574,200
Electronic Equipment & Components - 0.4%
Arrow Electronics, Inc. (a)	1,035,600	19,510,704
Avnet, Inc. (a)	1,480,000	26,950,800
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,994,500	5,865,657
		52,327,161
Internet Software & Services - 0.0%
Google, Inc. Class A (sub. vtg.) (a)	15,000	4,614,750
IT Services - 0.4%
Visa, Inc.	1,100,800	57,736,960
Semiconductors & Semiconductor Equipment - 7.5%
Altera Corp.	2,600,000	43,446,000
Analog Devices, Inc.	4,425,000	84,163,500
Applied Materials, Inc.	14,303,124	144,890,646
Applied Micro Circuits Corp. (a)	538,571	2,116,584
ASML Holding NV (NY Shares)	10,613,800	191,791,366
ATMI, Inc. (a)	966,200	14,908,466
Brooks Automation, Inc. (a)	2,966,118	17,233,146
Cirrus Logic, Inc. (a)(e)	3,510,415	9,407,912
Cymer, Inc. (a)	769,327	16,855,955
FEI Co. (a)	645,545	12,174,979
Globe Specialty Metals, Inc. (Reg. S) (a)	1,985,833	10,922,082
Integrated Device Technology, Inc. (a)	1,031,600	5,787,276
Intel Corp.	285,000	4,178,100
Lam Research Corp. (a)	3,142,145	66,864,846
Linear Technology Corp. (d)	2,645,140	58,510,497
Marvell Technology Group Ltd. (a)	1,610,000	10,738,700
Mattson Technology, Inc. (a)(e)	3,359,786	4,737,298
Maxim Integrated Products, Inc.	900,000	10,278,000
MediaTek, Inc.	1,835,000	12,345,309
MEMC Electronic Materials, Inc. (a)	126,900	1,812,132
Micron Technology, Inc. (a)	16,830,002	44,431,205
Monolithic Power Systems, Inc. (a)	381,036	4,804,864
Novellus Systems, Inc. (a)	4,678,543	57,733,221
Photronics, Inc. (a)	402,729	785,322
Powertech Technology, Inc.	4,715,000	7,854,737
Richtek Technology Corp.	2,585,000	10,332,113
Samsung Electronics Co. Ltd.	123,000	44,722,138

	Shares	Value
Silicon Laboratories, Inc. (a)	605,700	$ 15,009,246
Taiwan Semiconductor Manufacturing Co. Ltd.	16,395,000	22,210,160
Teradyne, Inc. (a)	1,577,162	6,655,624
Tokyo Electron Ltd.	3,295,000	115,899,992
Verigy Ltd. (a)	2,344,400	22,553,128
		1,076,154,544
Software - 2.7%
Electronic Arts, Inc. (a)	361,300	5,795,252
Microsoft Corp.	18,104,200	351,945,648
Perfect World Co. Ltd. sponsored ADR Class B (a)	1,611,200	27,793,200
		385,534,100
TOTAL INFORMATION TECHNOLOGY		2,100,337,140
MATERIALS - 2.7%
Chemicals - 1.5%
Albemarle Corp.	719,700	16,049,310
CF Industries Holdings, Inc.	68,100	3,347,796
E.I. du Pont de Nemours & Co.	554,400	14,026,320
Ecolab, Inc.	1,032,761	36,301,549
FMC Corp.	481,700	21,546,441
Monsanto Co.	1,242,146	87,384,971
Potash Corp. of Saskatchewan, Inc.	52,500	3,844,050
Praxair, Inc.	261,532	15,524,540
Solutia, Inc. (a)	1,005,400	4,524,300
The Mosaic Co.	171,000	5,916,600
		208,465,877
Containers & Packaging - 0.6%
Ball Corp.	298,700	12,422,933
Crown Holdings, Inc. (a)	716,900	13,764,480
Owens-Illinois, Inc. (a)	814,700	22,265,751
Pactiv Corp. (a)	176,000	4,378,880
Rock-Tenn Co. Class A	622,400	21,273,632
Sealed Air Corp.	291,600	4,356,504
Temple-Inland, Inc.	2,397,500	11,508,000
		89,970,180
Metals & Mining - 0.6%
Agnico-Eagle Mines Ltd.	452,200	23,329,164
Alcoa, Inc.	299,200	3,368,992
Commercial Metals Co.	266,458	3,162,856
Freeport-McMoRan Copper & Gold, Inc. Class B	188,700	4,611,828
Newcrest Mining Ltd.	553,466	13,437,679
Nucor Corp.	468,200	21,630,840
Randgold Resources Ltd. sponsored ADR	28,400	1,247,328
Steel Dynamics, Inc.	210,200	2,350,036
Yamana Gold, Inc.	2,441,900	18,966,019
		92,104,742
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.0%
Weyerhaeuser Co.	34,900	$ 1,068,289
TOTAL MATERIALS		391,609,088
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	9,572,016	272,802,456
Qwest Communications International, Inc.	3,751,000	13,653,640
Verizon Communications, Inc.	6,141,300	208,190,070
		494,646,166
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	1,926,264	56,478,060
Clearwire Corp. Class A (a)(d)	4,630,492	22,828,326
Leap Wireless International, Inc. (a)	94,300	2,535,727
Sprint Nextel Corp.	5,030,700	9,206,181
		91,048,294
TOTAL TELECOMMUNICATION SERVICES		585,694,460
UTILITIES - 4.4%
Electric Utilities - 2.8%
Allegheny Energy, Inc.	674,700	22,845,342
American Electric Power Co., Inc.	1,313,900	43,726,592
Duke Energy Corp.	1,790,600	26,876,906
Edison International	922,800	29,640,336
Entergy Corp.	614,800	51,108,324
Exelon Corp.	1,467,094	81,585,097
FirstEnergy Corp.	918,900	44,640,162
FPL Group, Inc.	778,200	39,166,806
Northeast Utilities	481,300	11,580,078
PPL Corp.	650,300	19,957,707
Progress Energy, Inc.	591,868	23,585,940
		394,713,290
Gas Utilities - 0.1%
Questar Corp.	314,200	10,271,198
Independent Power Producers & Energy Traders - 0.5%
AES Corp. (a)	1,178,624	9,711,862
Constellation Energy Group, Inc.	196,700	4,935,203
Dynegy, Inc. Class A (a)	1,835,125	3,670,250
NRG Energy, Inc. (a)	2,625,900	61,262,247
		79,579,562
Multi-Utilities - 1.0%
Ameren Corp.	486,534	16,182,121
CMS Energy Corp.	403,700	4,081,407
Dominion Resources, Inc.	1,146,000	41,072,640
NiSource, Inc.	430,730	4,725,108
PG&E Corp.	504,300	19,521,453

	Shares	Value
Public Service Enterprise Group, Inc.	1,330,460	$ 38,809,518
Sempra Energy	54,500	2,323,335
Wisconsin Energy Corp.	204,500	8,584,910
Xcel Energy, Inc.	228,200	4,233,110
		139,533,602
TOTAL UTILITIES		624,097,652
TOTAL COMMON STOCKS (Cost $18,060,813,977)		13,836,534,593
Convertible Preferred Stocks - 0.5%

FINANCIALS - 0.4%
Commercial Banks - 0.3%
Huntington Bancshares, Inc. 8.50%	24,200	18,851,800
Wachovia Corp. 7.50%	36,800	27,600,000
		46,451,800
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	165,500	4,423,815
TOTAL FINANCIALS		50,875,615
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (h)	1,378,965	2,757,930
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	311,500	14,518,392
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $71,208,571)		68,151,937
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.64% 1/2/09 to 2/19/09 (g) (Cost $16,548,159)	$ 16,550,000	16,549,831
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b)	331,892,256	$ 331,892,256
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	155,727,088	155,727,088
TOTAL MONEY MARKET FUNDS (Cost $487,619,344)		487,619,344
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $18,636,190,051)		14,408,855,705
NET OTHER ASSETS - (1.0)%		(143,760,669)
NET ASSETS - 100%		$ 14,265,095,036
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
2,042 CME E-mini S&P 500 Index Contracts	March 2009	$ 91,900,210	$ 1,507,813

The face value of futures purchased as a percentage of net assets - 0.6%
Legend
(a) Non-income producing.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,011,230 or 0.0% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $13,949,831.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,382,180 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07	$ 5,515,860
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,347,682
Fidelity Securities Lending Cash Central Fund	8,426,986
Total	$ 20,774,668
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ciena Corp.	$ 80,149,836	$ 110,673,120	$ 34,633,555	$ -	$ 39,405,099
Cirrus Logic, Inc.	22,700,679	44,104,094	55,175,922	-	9,407,912
Concho Resources, Inc.	7,030,071	152,523,832	7,556,850	-	103,767,446
Eagle Test Systems, Inc.	-	45,011,356	43,912,885	-	-
Mattson Technology, Inc.	-	18,381,127	2,007,689	-	4,737,298
Photronics, Inc.	-	7,013,148	912,432	-	-
Sycamore Networks, Inc.	21,666,920	50,153,926	783,347	-	53,078,090
Total	$ 131,547,506	$ 427,860,603	$ 144,982,680	$ -	$ 210,395,845
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 14,408,855,705	$ 13,630,570,351	$ 733,674,630	$ 44,610,724
Other Financial Instruments*	$ 1,507,813	$ 1,507,813	$ -	$ -
* Other financial instruments include Futures Contracts.
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 17,014,860
Total Realized Gain (Loss)	(62,449,909)
Total Unrealized Gain (Loss)	(21,739,736)
Cost of Purchases	98,330,008
Proceeds of Sales	(235,988,211)
Amortization/Accretion	-
Transfer in/out of Level 3	249,443,712
Ending Balance	$ 44,610,724

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.8%
Netherlands	1.8%
Japan	1.7%
Canada	1.4%
Bermuda	1.2%
Switzerland	1.0%
Others (individually less than 1%)	6.1%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $2,732,126,551 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $1,028,673,848 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $153,026,586) - See accompanying schedule: Unaffiliated issuers (cost $17,715,606,556)	$ 13,710,840,516
Fidelity Central Funds (cost $487,619,344)	487,619,344
Other affiliated issuers (cost $432,964,151)	210,395,845
Total Investments (cost $18,636,190,051)		$ 14,408,855,705
Cash		16,482,120
Receivable for investments sold		65,127,397
Receivable for fund shares sold		28,667,099
Dividends receivable		17,406,484
Distributions receivable from Fidelity Central Funds		670,852
Receivable for daily variation on futures contracts		1,214,990
Prepaid expenses		182,506
Other receivables		405,973
Total assets		14,539,013,126

Liabilities
Payable for investments purchased	$ 98,115,981
Payable for fund shares redeemed	10,370,452
Payable to custodian	143,440
Accrued management fee	6,441,580
Distribution fees payable	1,346,041
Other affiliated payables	890,899
Other payables and accrued expenses	882,609
Collateral on securities loaned, at value	155,727,088
Total liabilities		273,918,090

Net Assets		$ 14,265,095,036
Net Assets consist of:
Paid in capital		$ 22,773,616,714
Undistributed net investment income		9,694,125
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,292,511,072)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,225,704,731)
Net Assets		$ 14,265,095,036

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($6,240,871,353 ÷ 405,627,610 shares)	$ 15.39

Service Class: Net Asset Value, offering price and redemption price per share ($1,497,734,479 ÷ 97,681,268 shares)	$ 15.33

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,187,984,866 ÷ 408,609,365 shares)	$ 15.14

Service Class 2R: Net Asset Value, offering price and redemption price per share ($13,585,007 ÷ 899,428 shares)	$ 15.10

Investor Class: Net Asset Value, offering price and redemption price per share ($324,919,331 ÷ 21,177,733 shares)	$ 15.34

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 329,711,418
Interest		474,665
Income from Fidelity Central Funds		20,774,668
Total income		350,960,751

Expenses
Management fee	$ 114,153,140
Transfer agent fees	14,477,612
Distribution fees	22,747,663
Accounting and security lending fees	1,779,157
Custodian fees and expenses	1,037,413
Independent trustees' compensation	99,172
Depreciation in deferred trustee compensation account	(306)
Registration fees	55,601
Audit	126,690
Legal	340,964
Interest	1,772
Miscellaneous	2,685,179
Total expenses before reductions	157,504,057
Expense reductions	(1,248,612)	156,255,445
Net investment income (loss)		194,705,306
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,121,233,159)
Other affiliated issuers	4,545,631
Foreign currency transactions	(119,831)
Futures contracts	(52,799,291)
Total net realized gain (loss)		(4,169,606,650)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,754,105,832)
Assets and liabilities in foreign currencies	83,866
Futures contracts	3,687,305
Total change in net unrealized appreciation (depreciation)		(6,750,334,661)
Net gain (loss)		(10,919,941,311)
Net increase (decrease) in net assets resulting from operations		$ (10,725,236,005)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 194,705,306	$ 207,930,815
Net realized gain (loss)	(4,169,606,650)	6,292,852,945
Change in net unrealized appreciation (depreciation)	(6,750,334,661)	(2,807,429,656)
Net increase (decrease) in net assets resulting from operations	(10,725,236,005)	3,693,354,104
Distributions to shareholders from net investment income	(185,329,200)	(205,774,191)
Distributions to shareholders from net realized gain	(591,923,050)	(6,071,525,358)
Total distributions	(777,252,250)	(6,277,299,549)
Share transactions - net increase (decrease)	480,366,818	6,980,890,493
Redemption fees	26,163	16,524
Total increase (decrease) in net assets	(11,022,095,274)	4,396,961,572

Net Assets
Beginning of period	25,287,190,310	20,890,228,738
End of period (including undistributed net investment income of $9,694,125 and undistributed net investment income of $5,432,508, respectively)	$ 14,265,095,036	$ 25,287,190,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.90	$ 31.47	$ 31.03	$ 26.62	$ 23.13
Income from Investment Operations
Net investment income (loss) C	.24	.34	.27	.18	.08
Net realized and unrealized gain (loss)	(11.87)	5.17	3.30	4.32	3.49
Total from investment operations	(11.63)	5.51	3.57	4.50	3.57
Distributions from net investment income	(.23)	(.33)	(.42)	(.08)	(.08)
Distributions from net realized gain	(.65)	(8.75)	(2.71)	(.01)	-
Total distributions	(.88)	(9.08)	(3.13)	(.09) H	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.39	$ 27.90	$ 31.47	$ 31.03	$ 26.62
Total Return A, B	(42.51)%	17.59%	11.72%	16.94%	15.48%
Ratios to Average Net Assets D, F
Expenses before reductions	.66%	.65%	.66%	.66%	.68%
Expenses net of fee waivers, if any	.66%	.65%	.66%	.66%	.68%
Expenses net of all reductions	.65%	.64%	.65%	.64%	.66%
Net investment income (loss)	1.07%	1.00%	.85%	.66%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,240,871	$ 12,371,009	$ 11,595,588	$ 11,099,527	$ 9,127,616
Portfolio turnover rate E	172%	134%	75%	60%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.80	$ 31.38	$ 30.93	$ 26.53	$ 23.06
Income from Investment Operations
Net investment income (loss) C	.21	.30	.24	.16	.06
Net realized and unrealized gain (loss)	(11.83)	5.16	3.28	4.30	3.47
Total from investment operations	(11.62)	5.46	3.52	4.46	3.53
Distributions from net investment income	(.20)	(.29)	(.36)	(.06)	(.06)
Distributions from net realized gain	(.65)	(8.75)	(2.71)	(.01)	-
Total distributions	(.85)	(9.04)	(3.07)	(.06) H	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.33	$ 27.80	$ 31.38	$ 30.93	$ 26.53
Total Return A, B	(42.61)%	17.51%	11.59%	16.85%	15.34%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.75%	.76%	.76%	.78%
Expenses net of fee waivers, if any	.76%	.75%	.76%	.76%	.78%
Expenses net of all reductions	.75%	.74%	.75%	.74%	.76%
Net investment income (loss)	.97%	.90%	.75%	.56%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,497,734	$ 3,008,644	$ 2,766,343	$ 2,503,244	$ 2,111,969
Portfolio turnover rate E	172%	134%	75%	60%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.46	$ 31.11	$ 30.69	$ 26.35	$ 22.93
Income from Investment Operations
Net investment income (loss) C	.18	.25	.19	.11	.02
Net realized and unrealized gain (loss)	(11.67)	5.11	3.26	4.27	3.45
Total from investment operations	(11.49)	5.36	3.45	4.38	3.47
Distributions from net investment income	(.18)	(.26)	(.32)	(.04)	(.05)
Distributions from net realized gain	(.65)	(8.75)	(2.71)	(.01)	-
Total distributions	(.83)	(9.01)	(3.03)	(.04) H	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.14	$ 27.46	$ 31.11	$ 30.69	$ 26.35
Total Return A, B	(42.69)%	17.30%	11.43%	16.65%	15.16%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.90%	.91%	.91%	.93%
Expenses net of fee waivers, if any	.91%	.90%	.91%	.91%	.93%
Expenses net of all reductions	.90%	.89%	.90%	.89%	.91%
Net investment income (loss)	.82%	.75%	.60%	.40%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,187,985	$ 9,339,663	$ 6,185,595	$ 3,247,909	$ 1,638,617
Portfolio turnover rate E	172%	134%	75%	60%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.35	$ 31.02	$ 30.61	$ 26.29	$ 22.90
Income from Investment Operations
Net investment income (loss) C	.18	.25	.19	.11	.02
Net realized and unrealized gain (loss)	(11.62)	5.09	3.25	4.27	3.44
Total from investment operations	(11.44)	5.34	3.44	4.38	3.46
Distributions from net investment income	(.16)	(.26)	(.32)	(.05)	(.07)
Distributions from net realized gain	(.65)	(8.75)	(2.71)	(.01)	-
Total distributions	(.81)	(9.01)	(3.03)	(.06) H	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.10	$ 27.35	$ 31.02	$ 30.61	$ 26.29
Total Return A, B	(42.69)%	17.30%	11.43%	16.67%	15.15%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.90%	.91%	.91%	.93%
Expenses net of fee waivers, if any	.91%	.90%	.91%	.91%	.93%
Expenses net of all reductions	.90%	.89%	.90%	.89%	.91%
Net investment income (loss)	.82%	.75%	.60%	.39%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,585	$ 35,606	$ 26,707	$ 19,596	$ 7,088
Portfolio turnover rate E	172%	134%	75%	60%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 27.82	$ 31.41	$ 31.00	$ 28.34
Income from Investment Operations
Net investment income (loss) E	.21	.30	.23	.06
Net realized and unrealized gain (loss)	(11.83)	5.16	3.30	2.60
Total from investment operations	(11.62)	5.46	3.53	2.66
Distributions from net investment income	(.21)	(.30)	(.41)	-
Distributions from net realized gain	(.65)	(8.75)	(2.71)	-
Total distributions	(.86)	(9.05)	(3.12)	-
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 15.34	$ 27.82	$ 31.41	$ 31.00
Total Return B, C, D	(42.60)%	17.47%	11.60%	9.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.75%	.76%	.78%	.83% A
Expenses net of fee waivers, if any	.75%	.76%	.78%	.83% A
Expenses net of all reductions	.74%	.75%	.78%	.81% A
Net investment income (loss)	.98%	.89%	.73%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,919	$ 532,268	$ 315,995	$ 88,673
Portfolio turnover rate G	172%	134%	75%	60%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforward, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, losses deferred due to wash sales, and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 697,229,861
Unrealized depreciation	(5,454,645,231)
Net unrealized appreciation (depreciation)	(4,757,415,370)
Undistributed ordinary income	9,855,430
Capital loss carryforward	(2,732,126,551)
Cost for federal income tax purposes	$ 19,166,271,075

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 203,542,217	$ 1,317,891,333
Long-term Capital Gains	573,710,033	4,959,408,216
Total	$ 777,252,250	$ 6,277,299,549

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $34,969,690,187 and $34,764,340,578, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,302,868
Service Class 2	20,383,461
Service Class 2R	61,334
$ 22,747,663

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 6,522,667
Service Class	1,584,633
Service Class 2	5,624,354
Service Class 2R	16,721
Investor Class	729,237
$ 14,477,612

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $652,136 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45,111 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,426,986.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,714,000. The weighted average interest rate was 2.38%. The interest expense amounted to $1,772 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,169,511 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $79,101.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 24% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,122,635, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 90,602,902	$ 111,417,608
Service Class	19,549,112	24,318,080
Service Class 2	70,722,525	65,476,768
Service Class 2R	140,284	262,843
Investor Class	4,314,377	4,298,892
Total	$ 185,329,200	$ 205,774,191
From net realized gain
Initial Class	$ 283,640,043	$ 2,975,569,660
Service Class	69,350,695	726,713,446
Service Class 2	225,574,285	2,234,968,989
Service Class 2R	752,454	8,871,324
Investor Class	12,605,573	125,401,939
Total	$ 591,923,050	$ 6,071,525,358

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	17,214,323	17,478,838	$ 367,447,891	$ 594,284,099
Reinvestment of distributions	17,689,881	109,587,502	374,242,945	3,086,987,268
Shares redeemed	(72,624,796)	(52,177,578)	(1,561,195,619)	(1,746,106,450)
Net increase (decrease)	(37,720,592)	74,888,762	$ (819,504,783)	$ 1,935,164,917
Service Class
Shares sold	10,045,032	6,710,212	$ 217,511,353	$ 225,338,266
Reinvestment of distributions	4,168,313	26,766,756	88,899,807	751,031,526
Shares redeemed	(24,772,545)	(13,390,785)	(531,153,700)	(448,909,951)
Net increase (decrease)	(10,559,200)	20,086,183	$ (224,742,540)	$ 527,459,841
Service Class 2
Shares sold	104,589,963	83,177,998	$ 2,230,223,383	$ 2,766,576,376
Reinvestment of distributions	14,208,979	83,070,567	296,296,810	2,300,445,756
Shares redeemed	(50,282,276)	(24,985,477)	(1,046,285,042)	(841,364,996)
Net increase (decrease)	68,516,666	141,263,088	$ 1,480,235,151	$ 4,225,657,136
Service Class 2R
Shares sold	315,752	417,603	$ 7,183,840	$ 14,264,062
Reinvestment of distributions	41,099	331,032	892,738	9,134,167
Shares redeemed	(759,151)	(307,879)	(16,276,836)	(9,961,471)
Net increase (decrease)	(402,300)	440,756	$ (8,200,258)	$ 13,436,758
Investor Class
Shares sold	3,617,047	4,942,578	$ 82,390,947	$ 166,133,204
Reinvestment of distributions	807,800	4,625,172	16,919,950	129,700,832
Shares redeemed	(2,380,010)	(495,596)	(46,731,649)	(16,662,195)
Net increase (decrease)	2,044,837	9,072,154	$ 52,579,248	$ 279,171,841

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Initial Class, Service Class, Service Class 2, and Investor Class designates 3% and 100% of the dividends distributed in February 2008 and December 2008, respectively, as qualifying for the dividends received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	754,396,118.13	95.721
Withheld	33,724,400.40	4.279
TOTAL	788,120,518.53	100.000
Dennis J. Dirks
Affirmative	755,765,958.75	95.895
Withheld	32,354,559.78	4.105
TOTAL	788,120,518.53	100.000
Edward C. Johnson 3d
Affirmative	753,714,712.60	95.634
Withheld	34,405,805.93	4.366
TOTAL	788,120,518.53	100.000
Alan J. Lacy
Affirmative	755,539,784.95	95.866
Withheld	32,580,733.58	4.134
TOTAL	788,120,518.53	100.000
Ned C. Lautenbach
Affirmative	755,270,925.90	95.832
Withheld	32,849,592.63	4.168
TOTAL	788,120,518.53	100.000
Joseph Mauriello
Affirmative	755,673,213.30	95.883
Withheld	32,447,305.23	4.117
TOTAL	788,120,518.53	100.000
Cornelia M. Small
Affirmative	755,628,126.83	95.877
Withheld	32,492,391.70	4.123
TOTAL	788,120,518.53	100.000
William S. Stavropoulos
Affirmative	754,899,686.63	95.785
Withheld	33,220,831.90	4.215
TOTAL	788,120,518.53	100.000
David M. Thomas
Affirmative	755,655,877.24	95.881
Withheld	32,464,641.29	4.119
TOTAL	788,120,518.53	100.000
Michael E. Wiley
Affirmative	755,513,012.38	95.863
Withheld	32,607,506.15	4.137
TOTAL	788,120,518.53	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	637,916,630.61	80.942
Against	98,488,476.51	12.496
Abstain	51,715,411.41	6.562
TOTAL	788,120,518.53	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0209
1.540131.111

Fidelity® Variable Insurance Products:

Contrafund Portfolio - Service Class 2R

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site a http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund - Service Class 2RA	-42.69%	0.13%	1.67%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Service Class 2R on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert Stansky, Head of Fidelity's Multi-Manager Group, which manages VIP Contrafund Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

VIP Contrafund underperformed its primary benchmark, the S&P 500 index, for the year, with most of the damage done in the second half. (For specific portfolio results, please refer to the performance section of this report.) Unfavorable stock selection in the economically sensitive energy, information technology and industrials sectors accounted for the majority of the fund's underperformance. In particular, an underweighted position in integrated oil giant Exxon Mobil - since sold from the portfolio - hurt as the company's share price remained more stable than such other energy holdings as refiner Valero Energy and energy services firm Weatherford International. An overweighting in mortgage underwriter Fannie Mae - also sold - detracted, too, as did an out-of-index position in Suntech Power, a China-based solar company. Conversely, the fund's performance versus the index was bolstered by its underweightings in major index components General Electric and Bank of America, both of which were stung by the chilling effects of the credit freeze. Timely ownership of CONSOL Energy, a coal producer, and Sunoco, an integrated oil firm, also helped, as did a small position in cash. CONSOL was no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.66%
Actual		$ 1,000.00	$ 654.50	$ 2.74
HypotheticalA		$ 1,000.00	$ 1,021.82	$ 3.35
Service Class	.76%
Actual		$ 1,000.00	$ 654.00	$ 3.16
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.86
Service Class 2.91%
Actual		$ 1,000.00	$ 653.40	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,020.56	$ 4.62
Service Class 2R	.90%
Actual		$ 1,000.00	$ 653.20	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.57
Investor Class	.75%
Actual		$ 1,000.00	$ 654.00	$ 3.12
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	2.5	1.3
Microsoft Corp.	2.5	3.6
Procter & Gamble Co.	2.2	1.8
Wells Fargo & Co.	2.0	0.0
AT&T, Inc.	1.9	1.8
Juniper Networks, Inc.	1.6	1.2
Verizon Communications, Inc.	1.5	0.7
Abbott Laboratories	1.4	0.9
Johnson & Johnson	1.4	0.6
Pfizer, Inc.	1.3	0.5
	18.3
Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	14.7	16.2
Health Care	14.4	11.7
Consumer Staples	13.2	11.2
Financials	12.5	13.2
Energy	12.4	15.0
Industrials	11.7	12.1
Consumer Discretionary	7.3	7.1
Utilities	4.4	4.3
Telecommunication Services	4.1	3.8
Materials	2.8	3.8
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks and Equity Futures 98.1%		Stocks and Equity Futures 98.7%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 1.3%
* Foreign investments	13.2%	** Foreign investments	16.9%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.3%
Gentex Corp.	1,227,700	$ 10,840,591
Johnson Controls, Inc.	1,362,000	24,733,920
		35,574,511
Automobiles - 0.1%
Renault SA	101,800	2,669,195
Toyota Motor Corp. sponsored ADR	155,000	10,143,200
		12,812,395
Distributors - 0.3%
Li & Fung Ltd.	20,520,000	35,461,898
Diversified Consumer Services - 0.2%
Educomp Solutions Ltd.	469,799	23,378,413
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	94,200	5,172,522
Service Corp. International	655,200	3,256,344
		31,807,279
Hotels, Restaurants & Leisure - 1.0%
Burger King Holdings, Inc.	273,100	6,521,628
McDonald's Corp.	2,154,684	133,999,798
Wendy's/Arby's Group, Inc.	790,800	3,906,552
		144,427,978
Household Durables - 0.3%
Centex Corp.	183,794	1,955,568
D.R. Horton, Inc.	1,307,200	9,241,904
Harman International Industries, Inc.	294,300	4,923,639
Mohawk Industries, Inc. (a)	349,785	15,030,261
Newell Rubbermaid, Inc.	648,600	6,343,308
Pulte Homes, Inc.	214,300	2,342,299
Whirlpool Corp.	179,915	7,439,485
		47,276,464
Internet & Catalog Retail - 0.0%
Priceline.com, Inc. (a)(d)	81,700	6,017,205
Leisure Equipment & Products - 0.0%
Hasbro, Inc.	204,600	5,968,182
Media - 2.4%
Central European Media Enterprises Ltd. Class A (a)	832,500	18,081,900
Comcast Corp. Class A	5,262,900	88,837,752
Discovery Communications, Inc. (a)	438,100	6,203,496
Liberty Global, Inc. Class A (a)(d)	865,600	13,780,352
News Corp. Class A	1,103,300	10,028,997
Omnicom Group, Inc.	1,065,700	28,688,644
The Walt Disney Co.	1,229,143	27,889,255
The Weinstein Co. II Holdings, LLC Class A-1 (h)	11,499	8,624,250
Time Warner Cable, Inc. (a)	1,636,100	35,094,345
Time Warner, Inc.	6,987,400	70,293,244

	Shares	Value
Viacom, Inc. Class B (non-vtg.) (a)	1,358,100	$ 25,885,386
Virgin Media, Inc.	1,587,100	7,919,629
		341,327,250
Multiline Retail - 0.4%
Kohl's Corp. (a)(d)	167,732	6,071,898
Target Corp.	1,455,300	50,251,509
		56,323,407
Specialty Retail - 1.8%
Home Depot, Inc. (d)	1,266,100	29,145,622
Lowe's Companies, Inc.	3,469,500	74,663,640
MarineMax, Inc. (a)	506,913	1,718,435
OfficeMax, Inc.	460,909	3,521,345
PetSmart, Inc.	901,600	16,634,520
Ross Stores, Inc.	932,700	27,729,171
Sally Beauty Holdings, Inc. (a)	489,600	2,785,824
Sherwin-Williams Co.	216,900	12,959,775
Staples, Inc.	1,433,900	25,695,488
Tiffany & Co., Inc. (d)	228,600	5,401,818
TJX Companies, Inc.	2,105,152	43,302,977
Urban Outfitters, Inc. (a)	543,300	8,138,634
Zumiez, Inc. (a)(d)	1,031,020	7,681,099
		259,378,348
Textiles, Apparel & Luxury Goods - 0.5%
Carter's, Inc. (a)	970,700	18,695,682
LVMH Moet Hennessy - Louis Vuitton	87,600	5,898,707
NIKE, Inc. Class B	454,900	23,199,900
Polo Ralph Lauren Corp. Class A	250,086	11,356,405
Ports Design Ltd.	3,139,500	3,830,007
VF Corp.	107,200	5,871,344
		68,852,045
TOTAL CONSUMER DISCRETIONARY		1,045,226,962
CONSUMER STAPLES - 13.2%
Beverages - 4.2%
Anheuser-Busch InBev NV	2,105,861	49,137,122
Anheuser-Busch InBev NV (strip VVPR) (a)	1,038,744	6,006
Coca-Cola Enterprises, Inc.	1,140,100	13,715,403
Coca-Cola FEMSA SAB de CV sponsored ADR	205,400	8,936,954
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	575,450	8,321,007
Coca-Cola Icecek AS	823,000	3,392,438
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	203,300	9,008,223
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,640,300	41,637,531
Cott Corp. (a)	1,768,200	2,238,044
Diageo PLC sponsored ADR	469,500	26,639,430
Embotelladora Andina SA sponsored ADR	672,100	9,073,350
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Fomento Economico Mexicano SAB de CV sponsored ADR	150,900	$ 4,546,617
Molson Coors Brewing Co. Class B	922,800	45,143,376
PepsiCo, Inc.	2,935,462	160,775,254
Pernod Ricard SA	180,700	13,487,575
SABMiller PLC	457,438	7,796,816
The Coca-Cola Co.	4,163,909	188,500,160
		592,355,306
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.	777,800	40,834,500
CVS Caremark Corp.	3,809,100	109,473,534
Kroger Co.	1,004,000	26,515,640
Safeway, Inc.	1,326,600	31,533,282
Sysco Corp.	406,800	9,331,992
Wal-Mart Stores, Inc.	2,237,100	125,411,826
Walgreen Co.	2,031,300	50,112,171
X5 Retail Group NV GDR (a)(f)	233,864	2,011,230
		395,224,175
Food Products - 2.1%
Archer Daniels Midland Co.	1,149,500	33,140,085
Bunge Ltd. (d)	177,200	9,173,644
Cadbury PLC sponsored ADR	126,400	4,508,688
Green Mountain Coffee Roasters, Inc. (a)	741,890	28,711,143
Groupe Danone	215,895	13,106,288
Kraft Foods, Inc. Class A	1,620,000	43,497,000
Lindt & Spruengli AG (d)	200	4,292,621
Nestle SA (Reg.)	1,810,891	71,543,236
Perdigao SA	308,400	4,076,258
Ralcorp Holdings, Inc. (a)	78,220	4,568,048
Sadia SA ADR (d)	611,600	2,996,840
SLC Agricola SA	726,400	4,591,714
Tyson Foods, Inc. Class A	2,174,200	19,045,992
Unilever NV (NY Shares)	2,209,100	54,233,405
Viterra, Inc. (a)	617,500	4,821,443
Wimm-Bill-Dann Foods OJSC sponsored ADR (a)	93,400	2,457,354
		304,763,759
Household Products - 2.7%
Colgate-Palmolive Co.	990,123	67,863,030
Energizer Holdings, Inc. (a)	81,000	4,385,340
Kimberly-Clark Corp.	500	26,370
Procter & Gamble Co.	5,134,551	317,417,943
		389,692,683
Personal Products - 0.4%
Avon Products, Inc.	2,290,500	55,040,715
Bare Escentuals, Inc. (a)	523,700	2,738,951
Herbalife Ltd.	218,400	4,734,912
		62,514,578

	Shares	Value
Tobacco - 1.0%
Altria Group, Inc.	783,800	$ 11,804,028
British American Tobacco PLC sponsored ADR	1,405,300	74,396,582
Philip Morris International, Inc.	1,110,604	48,322,380
Souza Cruz Industria Comerico	224,200	4,410,086
		138,933,076
TOTAL CONSUMER STAPLES		1,883,483,577
ENERGY - 12.4%
Energy Equipment & Services - 3.3%
Atwood Oceanics, Inc. (a)	553,300	8,454,424
BJ Services Co.	593,800	6,929,646
ENSCO International, Inc.	1,055,180	29,956,560
Exterran Holdings, Inc. (a)	563,523	12,003,040
Global Industries Ltd. (a)	1,217,657	4,249,623
Hercules Offshore, Inc. (a)	1,211,009	5,752,293
Nabors Industries Ltd. (a)	4,350,125	52,070,996
National Oilwell Varco, Inc. (a)	4,744,754	115,961,788
Noble Corp.	1,106,200	24,435,958
Parker Drilling Co. (a)	2,240,800	6,498,320
Patterson-UTI Energy, Inc.	1,371,600	15,787,116
Pride International, Inc. (a)	419,000	6,695,620
Rowan Companies, Inc.	1,382,900	21,988,110
Schlumberger Ltd. (NY Shares)	1,135,300	48,057,249
Smith International, Inc.	873,550	19,995,560
Transocean Ltd. (a)	49,182	2,323,850
Weatherford International Ltd. (a)	7,612,700	82,369,414
Willbros Group, Inc. (a)	1,215,500	10,295,285
		473,824,852
Oil, Gas & Consumable Fuels - 9.1%
Cabot Oil & Gas Corp.	1,426,747	37,095,422
Canadian Natural Resources Ltd.	2,618,994	104,936,268
Chesapeake Energy Corp.	534,400	8,641,248
Chevron Corp.	1,971,180	145,808,185
Comstock Resources, Inc. (a)	1,510,500	71,371,125
Concho Resources, Inc. (a)(e)	4,547,215	103,767,446
ConocoPhillips	1,673,440	86,684,192
Continental Resources, Inc. (a)(d)	832,200	17,234,862
Copano Energy LLC	27,500	320,925
Denbury Resources, Inc. (a)	4,662,108	50,910,219
El Paso Corp.	5,540,300	43,380,549
Energy Resources of Australia Ltd. (d)	677,692	9,240,257
Energy Transfer Equity LP	55,125	893,576
EXCO Resources, Inc. (a)	2,230,250	20,206,065
Hess Corp.	937,200	50,271,408
James River Coal Co. (a)	213,600	3,274,488
Nexen, Inc.	216,900	3,823,872
OPTI Canada, Inc. (a)	3,559,700	5,266,261
Petrohawk Energy Corp. (a)	8,505,101	132,934,729
Plains Exploration & Production Co. (a)	1,024,600	23,811,704
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Quicksilver Resources, Inc. (a)	1,340,100	$ 7,464,357
Range Resources Corp.	241,600	8,308,624
Reliance Industries Ltd.	196,618	5,011,591
SandRidge Energy, Inc. (a)	735,700	4,524,555
Southwestern Energy Co. (a)	2,425,633	70,270,588
Suncor Energy, Inc.	377,600	7,361,447
Sunoco, Inc. (d)	2,896,200	125,868,852
Ultra Petroleum Corp. (a)	781,400	26,966,114
Valero Energy Corp.	251,900	5,451,116
Williams Companies, Inc.	7,520,200	108,892,496
		1,289,992,541
TOTAL ENERGY		1,763,817,393
FINANCIALS - 12.1%
Capital Markets - 0.8%
BlackRock, Inc. Class A (d)	130,432	17,497,453
Charles Schwab Corp.	1,875,866	30,332,753
GFI Group, Inc.	608,879	2,155,432
Janus Capital Group, Inc.	730,700	5,867,521
Morgan Stanley	3,724,399	59,739,360
Northern Trust Corp.	109,900	5,730,186
		121,322,705
Commercial Banks - 3.4%
Bangkok Bank Ltd. PCL (For. Reg.)	8,376,400	16,964,520
Huntington Bancshares, Inc.	1,080,221	8,274,493
KeyCorp	1,413,600	12,043,872
Mitsubishi UFJ Financial Group, Inc.	1,353,050	8,497,090
National City Corp.	38,266,021	69,261,498
PNC Financial Services Group, Inc.	203,300	9,961,700
Sumitomo Mitsui Financial Group, Inc.	7,376	33,228,544
U.S. Bancorp, Delaware	737,100	18,434,871
UCBH Holdings, Inc.	1,043,100	7,176,528
Uniao de Bancos Brasileiros SA (Unibanco) GDR	64,400	4,161,528
Wachovia Corp.	1,932,000	10,703,280
Wells Fargo & Co.	9,554,000	281,651,920
		480,359,844
Consumer Finance - 0.9%
American Express Co.	980,900	18,195,695
Capital One Financial Corp.	1,338,640	42,689,230
Discover Financial Services	2,701,993	25,749,993
Promise Co. Ltd. (d)	700,100	17,743,331
SLM Corp. (a)	1,977,092	17,596,119
		121,974,368
Diversified Financial Services - 3.7%
Bank of America Corp.	3,015,300	42,455,424

	Shares	Value
Citigroup, Inc.	19,421,000	$ 130,314,910
JPMorgan Chase & Co.	11,443,698	360,819,787
		533,590,121
Insurance - 3.0%
ACE Ltd.	1,126,600	59,619,672
American International Group, Inc.	3,209,300	5,038,601
Fidelity National Financial, Inc. Class A	878,449	15,592,470
Hartford Financial Services Group, Inc.	727,115	11,939,228
Marsh & McLennan Companies, Inc.	1,700,600	41,273,562
MBIA, Inc.	289,900	1,179,893
MetLife, Inc.	1,836,661	64,026,002
PartnerRe Ltd.	400,163	28,519,617
Principal Financial Group, Inc.	817,600	18,453,232
Prudential Financial, Inc.	1,081,930	32,739,202
Reinsurance Group of America, Inc.	392,984	16,827,575
Sony Financial Holdings, Inc.	16,234	61,905,029
The Travelers Companies, Inc.	885,100	40,006,520
Unum Group	1,477,300	27,477,780
W.R. Berkley Corp.	194,400	6,026,400
		430,624,783
Real Estate Investment Trusts - 0.3%
Developers Diversified Realty Corp.	282,250	1,377,380
General Growth Properties, Inc.	1,066,700	1,376,043
SL Green Realty Corp.	222,200	5,754,980
Vornado Realty Trust	458,050	27,643,318
		36,151,721
TOTAL FINANCIALS		1,724,023,542
HEALTH CARE - 14.4%
Biotechnology - 2.9%
Acorda Therapeutics, Inc. (a)	452,000	9,270,520
Amgen, Inc. (a)	1,390,586	80,306,342
Biogen Idec, Inc. (a)	955,411	45,506,226
Celgene Corp. (a)	171,346	9,472,007
CSL Ltd.	511,154	12,295,145
Genentech, Inc. (a)	382,169	31,685,632
Genzyme Corp. (a)	875,500	58,106,935
Gilead Sciences, Inc. (a)	2,434,906	124,521,093
Myriad Genetics, Inc. (a)	126,018	8,349,953
ONYX Pharmaceuticals, Inc. (a)	461,900	15,778,504
OSI Pharmaceuticals, Inc. (a)	221,892	8,664,883
United Therapeutics Corp. (a)	125,381	7,842,582
		411,799,822
Health Care Equipment & Supplies - 1.9%
Alcon, Inc.	161,552	14,408,823
Baxter International, Inc.	1,568,000	84,029,120
Boston Scientific Corp. (a)	1,159,000	8,970,660
C.R. Bard, Inc.	238,226	20,072,923
Covidien Ltd.	2,431,452	88,115,820
Edwards Lifesciences Corp. (a)	244,400	13,429,780
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Mako Surgical Corp. (d)	588,756	$ 3,932,890
Masimo Corp. (a)	99,400	2,965,102
Medtronic, Inc.	553,105	17,378,559
St. Jude Medical, Inc. (a)	426,500	14,057,440
Wright Medical Group, Inc. (a)	149,069	3,045,480
		270,406,597
Health Care Providers & Services - 1.5%
Express Scripts, Inc. (a)	614,575	33,789,334
McKesson Corp.	393,900	15,255,747
Medco Health Solutions, Inc. (a)	2,096,014	87,843,947
UnitedHealth Group, Inc.	1,457,311	38,764,473
Universal Health Services, Inc. Class B	358,391	13,464,750
WellPoint, Inc. (a)	480,100	20,226,613
		209,344,864
Health Care Technology - 0.2%
HLTH Corp. (a)	2,319,097	24,257,755
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	152,400	3,970,020
QIAGEN NV (a)	770,001	13,521,218
		17,491,238
Pharmaceuticals - 7.8%
Abbott Laboratories	3,704,317	197,699,398
Allergan, Inc.	1,416,470	57,112,070
Bristol-Myers Squibb Co.	2,518,891	58,564,216
Johnson & Johnson	3,275,673	195,983,516
Merck & Co., Inc.	4,542,458	138,090,723
Novo Nordisk AS Series B	482,000	24,984,046
Pfizer, Inc.	10,937,200	193,697,812
Pronova BioPharma ASA (a)	2,000,000	6,721,471
Schering-Plough Corp.	4,026,138	68,565,130
Shire PLC sponsored ADR	264,000	11,821,920
Valeant Pharmaceuticals International (a)(d)	854,200	19,561,180
Wyeth	3,762,300	141,123,873
XenoPort, Inc. (a)	136,202	3,415,946
		1,117,341,301
TOTAL HEALTH CARE		2,050,641,577
INDUSTRIALS - 11.7%
Aerospace & Defense - 3.1%
General Dynamics Corp.	563,942	32,477,420
Honeywell International, Inc.	1,905,142	62,545,812
Lockheed Martin Corp.	1,813,735	152,498,839
Raytheon Co.	2,349,059	119,895,971
The Boeing Co.	584,902	24,957,768
United Technologies Corp.	963,180	51,626,448
		444,002,258

	Shares	Value
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	1,982,001	$ 109,069,515
FedEx Corp.	558,400	35,821,360
United Parcel Service, Inc. Class B	1,913,756	105,562,781
		250,453,656
Building Products - 0.1%
Masco Corp.	1,128,412	12,559,226
Commercial Services & Supplies - 0.7%
Stericycle, Inc. (a)	1,969,614	102,577,497
Construction & Engineering - 0.4%
MYR Group, Inc. (a)	267,800	2,678,000
Quanta Services, Inc. (a)(d)	2,380,299	47,129,920
		49,807,920
Electrical Equipment - 1.2%
Alstom SA	574,600	34,405,730
Cooper Industries Ltd. Class A	199,200	5,822,616
First Solar, Inc. (a)	233,100	32,158,476
Q-Cells SE (a)(d)	540,800	19,778,126
SolarWorld AG (d)	637,581	13,916,828
Sunpower Corp. Class B (a)	1,057,789	32,199,097
Suntech Power Holdings Co. Ltd. sponsored ADR (a)(d)	1,699,268	19,881,436
Vestas Wind Systems AS (a)	311,325	18,409,349
		176,571,658
Industrial Conglomerates - 1.4%
General Electric Co.	9,780,596	158,445,655
Siemens AG sponsored ADR	535,749	40,582,987
Textron, Inc.	485,200	6,729,724
		205,758,366
Machinery - 2.3%
Cummins, Inc.	1,397,977	37,367,925
Danaher Corp.	1,869,045	105,806,637
Deere & Co.	1,470,270	56,340,746
Eaton Corp.	1,243,120	61,795,495
Illinois Tool Works, Inc.	838,500	29,389,425
Navistar International Corp. (a)	888,723	19,000,898
Sulzer AG (Reg.)	75,694	4,358,084
Vallourec SA	119,500	13,651,690
		327,710,900
Professional Services - 0.1%
Manpower, Inc.	302,911	10,295,945
Monster Worldwide, Inc. (a)	467,448	5,651,446
		15,947,391
Road & Rail - 0.6%
CSX Corp.	474,704	15,413,639
Union Pacific Corp.	1,397,504	66,800,691
		82,214,330
TOTAL INDUSTRIALS		1,667,603,202
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 14.7%
Communications Equipment - 3.0%
Ciena Corp. (a)(d)(e)	5,881,358	$ 39,405,099
Cisco Systems, Inc. (a)	1,801,200	29,359,560
Juniper Networks, Inc. (a)	13,223,200	231,538,232
QUALCOMM, Inc.	1,215,000	43,533,450
Sycamore Networks, Inc. (a)(e)	19,731,632	53,078,090
Tellabs, Inc. (a)	2,894,767	11,926,440
ZTE Corp. (H Shares)	4,752,200	12,554,554
		421,395,425
Computers & Peripherals - 0.7%
Hewlett-Packard Co.	1,500,000	54,435,000
SanDisk Corp. (a)	5,014,500	48,139,200
		102,574,200
Electronic Equipment & Components - 0.4%
Arrow Electronics, Inc. (a)	1,035,600	19,510,704
Avnet, Inc. (a)	1,480,000	26,950,800
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,994,500	5,865,657
		52,327,161
Internet Software & Services - 0.0%
Google, Inc. Class A (sub. vtg.) (a)	15,000	4,614,750
IT Services - 0.4%
Visa, Inc.	1,100,800	57,736,960
Semiconductors & Semiconductor Equipment - 7.5%
Altera Corp.	2,600,000	43,446,000
Analog Devices, Inc.	4,425,000	84,163,500
Applied Materials, Inc.	14,303,124	144,890,646
Applied Micro Circuits Corp. (a)	538,571	2,116,584
ASML Holding NV (NY Shares)	10,613,800	191,791,366
ATMI, Inc. (a)	966,200	14,908,466
Brooks Automation, Inc. (a)	2,966,118	17,233,146
Cirrus Logic, Inc. (a)(e)	3,510,415	9,407,912
Cymer, Inc. (a)	769,327	16,855,955
FEI Co. (a)	645,545	12,174,979
Globe Specialty Metals, Inc. (Reg. S) (a)	1,985,833	10,922,082
Integrated Device Technology, Inc. (a)	1,031,600	5,787,276
Intel Corp.	285,000	4,178,100
Lam Research Corp. (a)	3,142,145	66,864,846
Linear Technology Corp. (d)	2,645,140	58,510,497
Marvell Technology Group Ltd. (a)	1,610,000	10,738,700
Mattson Technology, Inc. (a)(e)	3,359,786	4,737,298
Maxim Integrated Products, Inc.	900,000	10,278,000
MediaTek, Inc.	1,835,000	12,345,309
MEMC Electronic Materials, Inc. (a)	126,900	1,812,132
Micron Technology, Inc. (a)	16,830,002	44,431,205
Monolithic Power Systems, Inc. (a)	381,036	4,804,864
Novellus Systems, Inc. (a)	4,678,543	57,733,221
Photronics, Inc. (a)	402,729	785,322
Powertech Technology, Inc.	4,715,000	7,854,737
Richtek Technology Corp.	2,585,000	10,332,113
Samsung Electronics Co. Ltd.	123,000	44,722,138

	Shares	Value
Silicon Laboratories, Inc. (a)	605,700	$ 15,009,246
Taiwan Semiconductor Manufacturing Co. Ltd.	16,395,000	22,210,160
Teradyne, Inc. (a)	1,577,162	6,655,624
Tokyo Electron Ltd.	3,295,000	115,899,992
Verigy Ltd. (a)	2,344,400	22,553,128
		1,076,154,544
Software - 2.7%
Electronic Arts, Inc. (a)	361,300	5,795,252
Microsoft Corp.	18,104,200	351,945,648
Perfect World Co. Ltd. sponsored ADR Class B (a)	1,611,200	27,793,200
		385,534,100
TOTAL INFORMATION TECHNOLOGY		2,100,337,140
MATERIALS - 2.7%
Chemicals - 1.5%
Albemarle Corp.	719,700	16,049,310
CF Industries Holdings, Inc.	68,100	3,347,796
E.I. du Pont de Nemours & Co.	554,400	14,026,320
Ecolab, Inc.	1,032,761	36,301,549
FMC Corp.	481,700	21,546,441
Monsanto Co.	1,242,146	87,384,971
Potash Corp. of Saskatchewan, Inc.	52,500	3,844,050
Praxair, Inc.	261,532	15,524,540
Solutia, Inc. (a)	1,005,400	4,524,300
The Mosaic Co.	171,000	5,916,600
		208,465,877
Containers & Packaging - 0.6%
Ball Corp.	298,700	12,422,933
Crown Holdings, Inc. (a)	716,900	13,764,480
Owens-Illinois, Inc. (a)	814,700	22,265,751
Pactiv Corp. (a)	176,000	4,378,880
Rock-Tenn Co. Class A	622,400	21,273,632
Sealed Air Corp.	291,600	4,356,504
Temple-Inland, Inc.	2,397,500	11,508,000
		89,970,180
Metals & Mining - 0.6%
Agnico-Eagle Mines Ltd.	452,200	23,329,164
Alcoa, Inc.	299,200	3,368,992
Commercial Metals Co.	266,458	3,162,856
Freeport-McMoRan Copper & Gold, Inc. Class B	188,700	4,611,828
Newcrest Mining Ltd.	553,466	13,437,679
Nucor Corp.	468,200	21,630,840
Randgold Resources Ltd. sponsored ADR	28,400	1,247,328
Steel Dynamics, Inc.	210,200	2,350,036
Yamana Gold, Inc.	2,441,900	18,966,019
		92,104,742
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.0%
Weyerhaeuser Co.	34,900	$ 1,068,289
TOTAL MATERIALS		391,609,088
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	9,572,016	272,802,456
Qwest Communications International, Inc.	3,751,000	13,653,640
Verizon Communications, Inc.	6,141,300	208,190,070
		494,646,166
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	1,926,264	56,478,060
Clearwire Corp. Class A (a)(d)	4,630,492	22,828,326
Leap Wireless International, Inc. (a)	94,300	2,535,727
Sprint Nextel Corp.	5,030,700	9,206,181
		91,048,294
TOTAL TELECOMMUNICATION SERVICES		585,694,460
UTILITIES - 4.4%
Electric Utilities - 2.8%
Allegheny Energy, Inc.	674,700	22,845,342
American Electric Power Co., Inc.	1,313,900	43,726,592
Duke Energy Corp.	1,790,600	26,876,906
Edison International	922,800	29,640,336
Entergy Corp.	614,800	51,108,324
Exelon Corp.	1,467,094	81,585,097
FirstEnergy Corp.	918,900	44,640,162
FPL Group, Inc.	778,200	39,166,806
Northeast Utilities	481,300	11,580,078
PPL Corp.	650,300	19,957,707
Progress Energy, Inc.	591,868	23,585,940
		394,713,290
Gas Utilities - 0.1%
Questar Corp.	314,200	10,271,198
Independent Power Producers & Energy Traders - 0.5%
AES Corp. (a)	1,178,624	9,711,862
Constellation Energy Group, Inc.	196,700	4,935,203
Dynegy, Inc. Class A (a)	1,835,125	3,670,250
NRG Energy, Inc. (a)	2,625,900	61,262,247
		79,579,562
Multi-Utilities - 1.0%
Ameren Corp.	486,534	16,182,121
CMS Energy Corp.	403,700	4,081,407
Dominion Resources, Inc.	1,146,000	41,072,640
NiSource, Inc.	430,730	4,725,108
PG&E Corp.	504,300	19,521,453

	Shares	Value
Public Service Enterprise Group, Inc.	1,330,460	$ 38,809,518
Sempra Energy	54,500	2,323,335
Wisconsin Energy Corp.	204,500	8,584,910
Xcel Energy, Inc.	228,200	4,233,110
		139,533,602
TOTAL UTILITIES		624,097,652
TOTAL COMMON STOCKS (Cost $18,060,813,977)		13,836,534,593
Convertible Preferred Stocks - 0.5%

FINANCIALS - 0.4%
Commercial Banks - 0.3%
Huntington Bancshares, Inc. 8.50%	24,200	18,851,800
Wachovia Corp. 7.50%	36,800	27,600,000
		46,451,800
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	165,500	4,423,815
TOTAL FINANCIALS		50,875,615
HEALTH CARE - 0.0%
Life Sciences Tools & Services - 0.0%
Fluidigm Corp. (h)	1,378,965	2,757,930
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	311,500	14,518,392
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $71,208,571)		68,151,937
U.S. Treasury Obligations - 0.1%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.64% 1/2/09 to 2/19/09 (g) (Cost $16,548,159)	$ 16,550,000	16,549,831
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b)	331,892,256	$ 331,892,256
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	155,727,088	155,727,088
TOTAL MONEY MARKET FUNDS (Cost $487,619,344)		487,619,344
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $18,636,190,051)		14,408,855,705
NET OTHER ASSETS - (1.0)%		(143,760,669)
NET ASSETS - 100%		$ 14,265,095,036
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
2,042 CME E-mini S&P 500 Index Contracts	March 2009	$ 91,900,210	$ 1,507,813

The face value of futures purchased as a percentage of net assets - 0.6%
Legend
(a) Non-income producing.

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,011,230 or 0.0% of net assets.

(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $13,949,831.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,382,180 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07	$ 5,515,860
The Weinstein Co. II Holdings, LLC Class A-1	10/19/05	11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,347,682
Fidelity Securities Lending Cash Central Fund	8,426,986
Total	$ 20,774,668
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ciena Corp.	$ 80,149,836	$ 110,673,120	$ 34,633,555	$ -	$ 39,405,099
Cirrus Logic, Inc.	22,700,679	44,104,094	55,175,922	-	9,407,912
Concho Resources, Inc.	7,030,071	152,523,832	7,556,850	-	103,767,446
Eagle Test Systems, Inc.	-	45,011,356	43,912,885	-	-
Mattson Technology, Inc.	-	18,381,127	2,007,689	-	4,737,298
Photronics, Inc.	-	7,013,148	912,432	-	-
Sycamore Networks, Inc.	21,666,920	50,153,926	783,347	-	53,078,090
Total	$ 131,547,506	$ 427,860,603	$ 144,982,680	$ -	$ 210,395,845
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 14,408,855,705	$ 13,630,570,351	$ 733,674,630	$ 44,610,724
Other Financial Instruments*	$ 1,507,813	$ 1,507,813	$ -	$ -
* Other financial instruments include Futures Contracts.
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 17,014,860
Total Realized Gain (Loss)	(62,449,909)
Total Unrealized Gain (Loss)	(21,739,736)
Cost of Purchases	98,330,008
Proceeds of Sales	(235,988,211)
Amortization/Accretion	-
Transfer in/out of Level 3	249,443,712
Ending Balance	$ 44,610,724

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.8%
Netherlands	1.8%
Japan	1.7%
Canada	1.4%
Bermuda	1.2%
Switzerland	1.0%
Others (individually less than 1%)	6.1%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $2,732,126,551 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $1,028,673,848 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $153,026,586) - See accompanying schedule: Unaffiliated issuers (cost $17,715,606,556)	$ 13,710,840,516
Fidelity Central Funds (cost $487,619,344)	487,619,344
Other affiliated issuers (cost $432,964,151)	210,395,845
Total Investments (cost $18,636,190,051)		$ 14,408,855,705
Cash		16,482,120
Receivable for investments sold		65,127,397
Receivable for fund shares sold		28,667,099
Dividends receivable		17,406,484
Distributions receivable from Fidelity Central Funds		670,852
Receivable for daily variation on futures contracts		1,214,990
Prepaid expenses		182,506
Other receivables		405,973
Total assets		14,539,013,126

Liabilities
Payable for investments purchased	$ 98,115,981
Payable for fund shares redeemed	10,370,452
Payable to custodian	143,440
Accrued management fee	6,441,580
Distribution fees payable	1,346,041
Other affiliated payables	890,899
Other payables and accrued expenses	882,609
Collateral on securities loaned, at value	155,727,088
Total liabilities		273,918,090

Net Assets		$ 14,265,095,036
Net Assets consist of:
Paid in capital		$ 22,773,616,714
Undistributed net investment income		9,694,125
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,292,511,072)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(4,225,704,731)
Net Assets		$ 14,265,095,036

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($6,240,871,353 ÷ 405,627,610 shares)	$ 15.39

Service Class: Net Asset Value, offering price and redemption price per share ($1,497,734,479 ÷ 97,681,268 shares)	$ 15.33

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,187,984,866 ÷ 408,609,365 shares)	$ 15.14

Service Class 2R: Net Asset Value, offering price and redemption price per share ($13,585,007 ÷ 899,428 shares)	$ 15.10

Investor Class: Net Asset Value, offering price and redemption price per share ($324,919,331 ÷ 21,177,733 shares)	$ 15.34

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 329,711,418
Interest		474,665
Income from Fidelity Central Funds		20,774,668
Total income		350,960,751

Expenses
Management fee	$ 114,153,140
Transfer agent fees	14,477,612
Distribution fees	22,747,663
Accounting and security lending fees	1,779,157
Custodian fees and expenses	1,037,413
Independent trustees' compensation	99,172
Depreciation in deferred trustee compensation account	(306)
Registration fees	55,601
Audit	126,690
Legal	340,964
Interest	1,772
Miscellaneous	2,685,179
Total expenses before reductions	157,504,057
Expense reductions	(1,248,612)	156,255,445
Net investment income (loss)		194,705,306
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,121,233,159)
Other affiliated issuers	4,545,631
Foreign currency transactions	(119,831)
Futures contracts	(52,799,291)
Total net realized gain (loss)		(4,169,606,650)
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,754,105,832)
Assets and liabilities in foreign currencies	83,866
Futures contracts	3,687,305
Total change in net unrealized appreciation (depreciation)		(6,750,334,661)
Net gain (loss)		(10,919,941,311)
Net increase (decrease) in net assets resulting from operations		$ (10,725,236,005)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 194,705,306	$ 207,930,815
Net realized gain (loss)	(4,169,606,650)	6,292,852,945
Change in net unrealized appreciation (depreciation)	(6,750,334,661)	(2,807,429,656)
Net increase (decrease) in net assets resulting from operations	(10,725,236,005)	3,693,354,104
Distributions to shareholders from net investment income	(185,329,200)	(205,774,191)
Distributions to shareholders from net realized gain	(591,923,050)	(6,071,525,358)
Total distributions	(777,252,250)	(6,277,299,549)
Share transactions - net increase (decrease)	480,366,818	6,980,890,493
Redemption fees	26,163	16,524
Total increase (decrease) in net assets	(11,022,095,274)	4,396,961,572

Net Assets
Beginning of period	25,287,190,310	20,890,228,738
End of period (including undistributed net investment income of $9,694,125 and undistributed net investment income of $5,432,508, respectively)	$ 14,265,095,036	$ 25,287,190,310

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.90	$ 31.47	$ 31.03	$ 26.62	$ 23.13
Income from Investment Operations
Net investment income (loss) C	.24	.34	.27	.18	.08
Net realized and unrealized gain (loss)	(11.87)	5.17	3.30	4.32	3.49
Total from investment operations	(11.63)	5.51	3.57	4.50	3.57
Distributions from net investment income	(.23)	(.33)	(.42)	(.08)	(.08)
Distributions from net realized gain	(.65)	(8.75)	(2.71)	(.01)	-
Total distributions	(.88)	(9.08)	(3.13)	(.09) H	(.08)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.39	$ 27.90	$ 31.47	$ 31.03	$ 26.62
Total Return A, B	(42.51)%	17.59%	11.72%	16.94%	15.48%
Ratios to Average Net Assets D, F
Expenses before reductions	.66%	.65%	.66%	.66%	.68%
Expenses net of fee waivers, if any	.66%	.65%	.66%	.66%	.68%
Expenses net of all reductions	.65%	.64%	.65%	.64%	.66%
Net investment income (loss)	1.07%	1.00%	.85%	.66%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,240,871	$ 12,371,009	$ 11,595,588	$ 11,099,527	$ 9,127,616
Portfolio turnover rate E	172%	134%	75%	60%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.080 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.80	$ 31.38	$ 30.93	$ 26.53	$ 23.06
Income from Investment Operations
Net investment income (loss) C	.21	.30	.24	.16	.06
Net realized and unrealized gain (loss)	(11.83)	5.16	3.28	4.30	3.47
Total from investment operations	(11.62)	5.46	3.52	4.46	3.53
Distributions from net investment income	(.20)	(.29)	(.36)	(.06)	(.06)
Distributions from net realized gain	(.65)	(8.75)	(2.71)	(.01)	-
Total distributions	(.85)	(9.04)	(3.07)	(.06) H	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.33	$ 27.80	$ 31.38	$ 30.93	$ 26.53
Total Return A, B	(42.61)%	17.51%	11.59%	16.85%	15.34%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.75%	.76%	.76%	.78%
Expenses net of fee waivers, if any	.76%	.75%	.76%	.76%	.78%
Expenses net of all reductions	.75%	.74%	.75%	.74%	.76%
Net investment income (loss)	.97%	.90%	.75%	.56%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,497,734	$ 3,008,644	$ 2,766,343	$ 2,503,244	$ 2,111,969
Portfolio turnover rate E	172%	134%	75%	60%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.46	$ 31.11	$ 30.69	$ 26.35	$ 22.93
Income from Investment Operations
Net investment income (loss) C	.18	.25	.19	.11	.02
Net realized and unrealized gain (loss)	(11.67)	5.11	3.26	4.27	3.45
Total from investment operations	(11.49)	5.36	3.45	4.38	3.47
Distributions from net investment income	(.18)	(.26)	(.32)	(.04)	(.05)
Distributions from net realized gain	(.65)	(8.75)	(2.71)	(.01)	-
Total distributions	(.83)	(9.01)	(3.03)	(.04) H	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.14	$ 27.46	$ 31.11	$ 30.69	$ 26.35
Total Return A, B	(42.69)%	17.30%	11.43%	16.65%	15.16%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.90%	.91%	.91%	.93%
Expenses net of fee waivers, if any	.91%	.90%	.91%	.91%	.93%
Expenses net of all reductions	.90%	.89%	.90%	.89%	.91%
Net investment income (loss)	.82%	.75%	.60%	.40%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,187,985	$ 9,339,663	$ 6,185,595	$ 3,247,909	$ 1,638,617
Portfolio turnover rate E	172%	134%	75%	60%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 27.35	$ 31.02	$ 30.61	$ 26.29	$ 22.90
Income from Investment Operations
Net investment income (loss) C	.18	.25	.19	.11	.02
Net realized and unrealized gain (loss)	(11.62)	5.09	3.25	4.27	3.44
Total from investment operations	(11.44)	5.34	3.44	4.38	3.46
Distributions from net investment income	(.16)	(.26)	(.32)	(.05)	(.07)
Distributions from net realized gain	(.65)	(8.75)	(2.71)	(.01)	-
Total distributions	(.81)	(9.01)	(3.03)	(.06) H	(.07)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.10	$ 27.35	$ 31.02	$ 30.61	$ 26.29
Total Return A, B	(42.69)%	17.30%	11.43%	16.67%	15.15%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.90%	.91%	.91%	.93%
Expenses net of fee waivers, if any	.91%	.90%	.91%	.91%	.93%
Expenses net of all reductions	.90%	.89%	.90%	.89%	.91%
Net investment income (loss)	.82%	.75%	.60%	.39%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,585	$ 35,606	$ 26,707	$ 19,596	$ 7,088
Portfolio turnover rate E	172%	134%	75%	60%	64%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 27.82	$ 31.41	$ 31.00	$ 28.34
Income from Investment Operations
Net investment income (loss) E	.21	.30	.23	.06
Net realized and unrealized gain (loss)	(11.83)	5.16	3.30	2.60
Total from investment operations	(11.62)	5.46	3.53	2.66
Distributions from net investment income	(.21)	(.30)	(.41)	-
Distributions from net realized gain	(.65)	(8.75)	(2.71)	-
Total distributions	(.86)	(9.05)	(3.12)	-
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 15.34	$ 27.82	$ 31.41	$ 31.00
Total Return B, C, D	(42.60)%	17.47%	11.60%	9.39%
Ratios to Average Net Assets F, I
Expenses before reductions	.75%	.76%	.78%	.83% A
Expenses net of fee waivers, if any	.75%	.76%	.78%	.83% A
Expenses net of all reductions	.74%	.75%	.78%	.81% A
Net investment income (loss)	.98%	.89%	.73%	.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,919	$ 532,268	$ 315,995	$ 88,673
Portfolio turnover rate G	172%	134%	75%	60%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforward, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, losses deferred due to wash sales, and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 697,229,861
Unrealized depreciation	(5,454,645,231)
Net unrealized appreciation (depreciation)	(4,757,415,370)
Undistributed ordinary income	9,855,430
Capital loss carryforward	(2,732,126,551)
Cost for federal income tax purposes	$ 19,166,271,075

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 203,542,217	$ 1,317,891,333
Long-term Capital Gains	573,710,033	4,959,408,216
Total	$ 777,252,250	$ 6,277,299,549

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $34,969,690,187 and $34,764,340,578, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,302,868
Service Class 2	20,383,461
Service Class 2R	61,334
$ 22,747,663

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 6,522,667
Service Class	1,584,633
Service Class 2	5,624,354
Service Class 2R	16,721
Investor Class	729,237
$ 14,477,612

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $652,136 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45,111 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $8,426,986.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,714,000. The weighted average interest rate was 2.38%. The interest expense amounted to $1,772 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,169,511 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $79,101.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 24% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,122,635, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 90,602,902	$ 111,417,608
Service Class	19,549,112	24,318,080
Service Class 2	70,722,525	65,476,768
Service Class 2R	140,284	262,843
Investor Class	4,314,377	4,298,892
Total	$ 185,329,200	$ 205,774,191
From net realized gain
Initial Class	$ 283,640,043	$ 2,975,569,660
Service Class	69,350,695	726,713,446
Service Class 2	225,574,285	2,234,968,989
Service Class 2R	752,454	8,871,324
Investor Class	12,605,573	125,401,939
Total	$ 591,923,050	$ 6,071,525,358

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	17,214,323	17,478,838	$ 367,447,891	$ 594,284,099
Reinvestment of distributions	17,689,881	109,587,502	374,242,945	3,086,987,268
Shares redeemed	(72,624,796)	(52,177,578)	(1,561,195,619)	(1,746,106,450)
Net increase (decrease)	(37,720,592)	74,888,762	$ (819,504,783)	$ 1,935,164,917
Service Class
Shares sold	10,045,032	6,710,212	$ 217,511,353	$ 225,338,266
Reinvestment of distributions	4,168,313	26,766,756	88,899,807	751,031,526
Shares redeemed	(24,772,545)	(13,390,785)	(531,153,700)	(448,909,951)
Net increase (decrease)	(10,559,200)	20,086,183	$ (224,742,540)	$ 527,459,841
Service Class 2
Shares sold	104,589,963	83,177,998	$ 2,230,223,383	$ 2,766,576,376
Reinvestment of distributions	14,208,979	83,070,567	296,296,810	2,300,445,756
Shares redeemed	(50,282,276)	(24,985,477)	(1,046,285,042)	(841,364,996)
Net increase (decrease)	68,516,666	141,263,088	$ 1,480,235,151	$ 4,225,657,136
Service Class 2R
Shares sold	315,752	417,603	$ 7,183,840	$ 14,264,062
Reinvestment of distributions	41,099	331,032	892,738	9,134,167
Shares redeemed	(759,151)	(307,879)	(16,276,836)	(9,961,471)
Net increase (decrease)	(402,300)	440,756	$ (8,200,258)	$ 13,436,758
Investor Class
Shares sold	3,617,047	4,942,578	$ 82,390,947	$ 166,133,204
Reinvestment of distributions	807,800	4,625,172	16,919,950	129,700,832
Shares redeemed	(2,380,010)	(495,596)	(46,731,649)	(16,662,195)
Net increase (decrease)	2,044,837	9,072,154	$ 52,579,248	$ 279,171,841

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's statement of additional information (SAI) includes more information about the trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Service Class 2R designates 3% and 100% of the dividends distributed in February 2008 and December 2008, respectively, as qualifying for the dividends received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	754,396,118.13	95.721
Withheld	33,724,400.40	4.279
TOTAL	788,120,518.53	100.000
Dennis J. Dirks
Affirmative	755,765,958.75	95.895
Withheld	32,354,559.78	4.105
TOTAL	788,120,518.53	100.000
Edward C. Johnson 3d
Affirmative	753,714,712.60	95.634
Withheld	34,405,805.93	4.366
TOTAL	788,120,518.53	100.000
Alan J. Lacy
Affirmative	755,539,784.95	95.866
Withheld	32,580,733.58	4.134
TOTAL	788,120,518.53	100.000
Ned C. Lautenbach
Affirmative	755,270,925.90	95.832
Withheld	32,849,592.63	4.168
TOTAL	788,120,518.53	100.000
Joseph Mauriello
Affirmative	755,673,213.30	95.883
Withheld	32,447,305.23	4.117
TOTAL	788,120,518.53	100.000
Cornelia M. Small
Affirmative	755,628,126.83	95.877
Withheld	32,492,391.70	4.123
TOTAL	788,120,518.53	100.000
William S. Stavropoulos
Affirmative	754,899,686.63	95.785
Withheld	33,220,831.90	4.215
TOTAL	788,120,518.53	100.000
David M. Thomas
Affirmative	755,655,877.24	95.881
Withheld	32,464,641.29	4.119
TOTAL	788,120,518.53	100.000
Michael E. Wiley
Affirmative	755,513,012.38	95.863
Withheld	32,607,506.15	4.137
TOTAL	788,120,518.53	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	637,916,630.61	80.942
Against	98,488,476.51	12.496
Abstain	51,715,411.41	6.562
TOTAL	788,120,518.53	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Ltd.

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCONR-ANN-0209
1.811844.104

Fidelity® Variable Insurance Products:

Disciplined Small Cap Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Life of fund A
VIP Disciplined Small Cap - Initial Class	-33.72%	-9.11%
VIP Disciplined Small Cap - Service Class B	-33.79%	-9.19%
VIP Disciplined Small Cap - Service Class 2 C	-33.91%	-9.35%
VIP Disciplined Small Cap - Investor Class	-33.77%	-9.22%

A From December 27, 2005.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 27, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the VIP Disciplined Small Cap Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC

The U.S. equity markets declined significantly during the 12 months ending December 31, 2008. As home values fell and credit availability decreased, consumers tightened their purse strings in anticipation of a recession. The Standard & Poor's 500SM Index slid 37.00%. All 10 sectors in the S&P 500® turned in negative performance, led by financials, which dropped more than 55%. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate six times over the year, leaving it at 0.00% to 0.25% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and U.S. automakers signaled extreme distress. The Dow Jones Industrial AverageSM declined 31.93% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 40.03%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.28%.

For the year, the fund performed in line with the 33.79% decline of the Russell 2000® Index. (For specific portfolio results, please refer to the performance section of this report.) Favorable security selection in materials made the largest relative performance contribution. There, Innophos Holdings did the best, soaring over the summer on strong earnings and pricing power. Stock selection in consumer discretionary contributed as well, led by for-profit education company Strayer Education. We also benefited from favorable stock selection in banks, especially Ocwen Financial and S&T Bancorp. Overall, the top individual contributor was coal company Alpha Natural Resources. In contrast, stock selection in technology hurt the most, especially semiconductor maker Zoran and Blue Coat Systems, a provider of network security products. Stock selection in industrials hampered results as well. The biggest individual negatives of the period were in energy, where the fund was hampered in relative terms by our positioning in independent oil and gas producer Petrohawk Energy and energy producer McMoRan Exploration. Another laggard was LIN TV, an owner of local television stations across the United States. Many of the stocks mentioned were sold before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	1.00%
Actual		$ 1,000.00	$ 734.50	$ 4.36
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.08
Service Class	1.10%
Actual		$ 1,000.00	$ 735.20	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.58
Service Class 2	1.25%
Actual		$ 1,000.00	$ 734.00	$ 5.45
HypotheticalA		$ 1,000.00	$ 1,018.85	$ 6.34
Investor Class	1.08%
Actual		$ 1,000.00	$ 734.70	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,019.71	$ 5.48

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Ralcorp Holdings, Inc.	0.8	0.4
Compass Minerals International, Inc.	0.7	0.0
Watson Wyatt Worldwide, Inc. Class A	0.7	0.5
Solera Holdings, Inc.	0.7	0.5
Wabtec Corp.	0.7	0.6
Sybase, Inc.	0.6	0.6
Flowers Foods, Inc.	0.6	0.5
TransDigm Group, Inc.	0.6	0.4
Netflix, Inc.	0.6	0.4
OSI Pharmaceuticals, Inc.	0.6	0.4
	6.6
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	17.3
Industrials	16.9	16.3
Information Technology	15.0	17.2
Health Care	14.9	12.4
Consumer Discretionary	11.4	13.9
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks and Equity Futures 99.6%		Stocks and Equity Futures 100.0%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	2.9%	** Foreign investments	2.5%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 0.7%
Cooper Tire & Rubber Co.	1,756	$ 10,817
Drew Industries, Inc. (a)	2,707	32,484
Fuel Systems Solutions, Inc. (a)	2,310	75,676
Lear Corp. (a)	2,155	3,039
Stoneridge, Inc. (a)	9,500	43,320
Superior Industries International, Inc.	977	10,278
		175,614
Diversified Consumer Services - 1.6%
American Public Education, Inc. (a)(d)	2,082	77,430
DeVry, Inc.	2,151	123,489
Jackson Hewitt Tax Service, Inc.	5,090	79,862
Sotheby's Class A (ltd. vtg.)	910	8,090
Stewart Enterprises, Inc. Class A	11,153	33,571
Strayer Education, Inc.	500	107,205
		429,647
Hotels, Restaurants & Leisure - 2.0%
Bally Technologies, Inc. (a)	5,210	125,196
Bob Evans Farms, Inc.	5,707	116,594
Buffalo Wild Wings, Inc. (a)	1,960	50,274
Denny's Corp. (a)	36,105	71,849
Domino's Pizza, Inc. (a)	8,000	37,680
Jack in the Box, Inc. (a)	1,316	29,070
Papa John's International, Inc. (a)	4,870	89,754
Speedway Motorsports, Inc.	1,293	20,830
		541,247
Household Durables - 0.4%
Furniture Brands International, Inc.	7,501	16,577
Tupperware Brands Corp.	2,611	59,270
Universal Electronics, Inc. (a)	2,278	36,949
		112,796
Internet & Catalog Retail - 0.8%
Netflix, Inc. (a)	5,546	165,770
NutriSystem, Inc.	3,503	51,109
		216,879
Leisure Equipment & Products - 0.4%
JAKKS Pacific, Inc. (a)	3,500	72,205
Polaris Industries, Inc.	1,472	42,173
		114,378
Media - 1.2%
Belo Corp. Series A	12,247	19,105
Cox Radio, Inc. Class A (a)	6,403	38,482
Interactive Data Corp.	6,157	151,832
LIN TV Corp. Class A (a)	13,271	14,465
Marvel Entertainment, Inc. (a)	2,499	76,844
Sinclair Broadcast Group, Inc. Class A	11,371	35,250
		335,978
Specialty Retail - 3.3%
Aeropostale, Inc. (a)	6,279	101,092

	Shares	Value
Christopher & Banks Corp.	8,050	$ 45,080
Dress Barn, Inc. (a)(d)	6,084	65,342
Finish Line, Inc. Class A	11,176	62,586
Genesco, Inc. (a)	5,878	99,456
Gymboree Corp. (a)	3,746	97,733
Hot Topic, Inc. (a)	6,200	57,474
Jo-Ann Stores, Inc. (a)	5,820	90,152
Midas, Inc. (a)	3,247	34,061
Talbots, Inc.	7,000	16,730
The Buckle, Inc.	1,537	33,537
Tractor Supply Co. (a)	2,000	72,280
Wet Seal, Inc. Class A (a)	33,423	99,266
		874,789
Textiles, Apparel & Luxury Goods - 1.0%
Deckers Outdoor Corp. (a)	1,150	91,851
FGX International Ltd. (a)	2,500	34,350
Fossil, Inc. (a)	3,836	64,061
Maidenform Brands, Inc. (a)	5,432	55,135
Quiksilver, Inc. (a)	11,000	20,240
		265,637
TOTAL CONSUMER DISCRETIONARY		3,066,965
CONSUMER STAPLES - 4.1%
Food & Staples Retailing - 1.0%
Casey's General Stores, Inc.	6,000	136,620
Nash-Finch Co.	2,600	116,714
		253,334
Food Products - 2.2%
American Dairy, Inc. (a)	2,670	40,157
Darling International, Inc. (a)	9,930	54,516
Flowers Foods, Inc.	7,000	170,520
Ralcorp Holdings, Inc. (a)	3,772	220,286
TreeHouse Foods, Inc. (a)	3,660	99,698
		585,177
Personal Products - 0.9%
Chattem, Inc. (a)	2,180	155,935
Prestige Brands Holdings, Inc. (a)	9,131	96,332
		252,267
TOTAL CONSUMER STAPLES		1,090,778
ENERGY - 3.6%
Energy Equipment & Services - 0.9%
Complete Production Services, Inc. (a)	3,450	28,118
Gulfmark Offshore, Inc. (a)	2,500	59,475
IHS, Inc. Class A (a)	1,410	52,762
Newpark Resources, Inc. (a)	7,888	29,186
Oil States International, Inc. (a)	1,200	22,428
Precision Drilling Trust	2,137	17,687
T-3 Energy Services, Inc. (a)	600	5,664
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Trico Marine Services, Inc. (a)(d)	2,382	$ 10,648
Willbros Group, Inc. (a)	2,545	21,556
		247,524
Oil, Gas & Consumable Fuels - 2.7%
Callon Petroleum Co. (a)	2,960	7,696
Concho Resources, Inc. (a)	3,800	86,716
Endeavor International Corp. (a)	22,920	11,460
Gasco Energy, Inc. (a)	15,077	5,880
Gran Tierra Energy, Inc. (a)	9,669	27,073
Knightsbridge Tankers Ltd.	3,000	43,950
Mariner Energy, Inc. (a)	1,000	10,200
McMoRan Exploration Co. (a)	9,290	91,042
Nordic American Tanker Shipping Ltd. (d)	3,090	104,288
Penn Virginia Corp.	1,870	48,583
Stone Energy Corp. (a)	4,132	45,535
Swift Energy Co. (a)	1,280	21,517
Teekay Tankers Ltd.	8,102	102,895
Vaalco Energy, Inc. (a)	7,500	55,800
Whiting Petroleum Corp. (a)	300	10,038
World Fuel Services Corp.	1,000	37,000
		709,673
TOTAL ENERGY		957,197
FINANCIALS - 23.0%
Capital Markets - 2.6%
Apollo Investment Corp.	1,129	10,511
BlackRock Kelso Capital Corp.	7,210	71,091
Hercules Technology Growth Capital, Inc.	10,480	83,002
Knight Capital Group, Inc. Class A (a)	9,111	147,143
MCG Capital Corp.	2,761	1,960
MVC Capital, Inc.	6,050	66,369
optionsXpress Holdings, Inc.	6,225	83,166
Patriot Capital Funding, Inc.	1,816	6,610
PennantPark Investment Corp.	6,748	24,360
Penson Worldwide, Inc. (a)	5,998	45,705
Prospect Capital Corp.	11,335	135,680
Waddell & Reed Financial, Inc. Class A	1,676	25,911
		701,508
Commercial Banks - 8.6%
City Bank Lynnwood, Washington	576	2,995
Community Bank System, Inc.	6,060	147,803
Community Trust Bancorp, Inc.	441	16,207
First Bancorp, Puerto Rico	11,072	123,342
First Financial Bancorp, Ohio	4,072	50,452
First Financial Bankshares, Inc.	2,485	137,197
Glacier Bancorp, Inc.	4,370	83,117
Green Bankshares, Inc. (d)	2,036	27,567
Home Bancshares, Inc.	4,320	116,424

	Shares	Value
Lakeland Financial Corp.	2,581	$ 61,479
MainSource Financial Group, Inc.	3,073	47,632
National Penn Bancshares, Inc.	10,790	156,563
Old Second Bancorp, Inc. (d)	3,140	36,424
Oriental Financial Group, Inc.	8,521	51,552
Pacific Capital Bancorp (d)	8,911	150,418
Pennsylvania Communication Bancorp, Inc. (a)(d)	2,375	63,318
Prosperity Bancshares, Inc.	2,800	82,852
Renasant Corp.	3,633	61,870
S&T Bancorp, Inc. (d)	4,060	144,130
Sandy Spring Bancorp, Inc. (d)	2,625	57,304
Santander Bancorp	8,000	99,920
Smithtown Bancorp, Inc. (d)	2,947	47,240
Suffolk Bancorp	3,410	122,521
SVB Financial Group (a)	1,800	47,214
Tompkins Financial Corp.	2,020	117,059
UMB Financial Corp.	2,300	113,022
Virginia Commerce Bancorp, Inc.	6,431	33,248
WesBanco, Inc.	4,385	119,316
		2,318,186
Consumer Finance - 0.3%
Dollar Financial Corp. (a)	2,681	27,614
EZCORP, Inc. (non-vtg.) Class A (a)	3,480	52,931
		80,545
Diversified Financial Services - 0.2%
Encore Capital Group, Inc. (a)(d)	5,610	40,392
Insurance - 4.0%
Amerisafe, Inc. (a)	7,670	157,465
Aspen Insurance Holdings Ltd.	3,464	84,002
Assured Guaranty Ltd.	6,455	73,587
FBL Financial Group, Inc. Class A	1,983	30,637
Harleysville Group, Inc.	2,459	85,401
IPC Holdings Ltd.	2,587	77,351
Maiden Holdings Ltd.	18,740	58,656
Max Capital Group Ltd.	1,500	26,550
Navigators Group, Inc. (a)	2,312	126,952
Platinum Underwriters Holdings Ltd.	2,927	105,606
RLI Corp.	2,380	145,561
SeaBright Insurance Holdings, Inc. (a)	8,000	93,920
		1,065,688
Real Estate Investment Trusts - 5.5%
Alexandria Real Estate Equities, Inc.	425	25,645
Ashford Hospitality Trust, Inc.	15,212	17,494
BioMed Realty Trust, Inc.	6,614	77,516
Capstead Mortgage Corp.	8,515	91,707
Digital Realty Trust, Inc.	1,845	60,608
Extra Space Storage, Inc.	9,155	94,480
First Industrial Realty Trust, Inc.	200	1,510
Hatteras Financial Corp.	2,000	53,200
Highwoods Properties, Inc. (SBI)	4,824	131,985
Home Properties, Inc.	1,210	49,126
LaSalle Hotel Properties (SBI)	4,487	49,581
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Lexington Corporate Properties Trust	11,033	$ 55,165
Mission West Properties, Inc.	2,117	16,195
National Retail Properties, Inc.	7,584	130,369
Nationwide Health Properties, Inc.	3,170	91,042
NorthStar Realty Finance Corp. (d)	17,880	69,911
Omega Healthcare Investors, Inc.	8,284	132,295
Parkway Properties, Inc.	1,780	32,040
Pennsylvania Real Estate Investment Trust (SBI)	3,934	29,308
PS Business Parks, Inc.	1,558	69,580
Realty Income Corp.	4,414	102,184
Senior Housing Properties Trust (SBI)	1,761	31,557
Sunstone Hotel Investors, Inc.	11,975	74,125
		1,486,623
Thrifts & Mortgage Finance - 1.8%
First Niagara Financial Group, Inc.	7,850	126,935
Flushing Financial Corp.	980	11,721
Ocwen Financial Corp. (a)	13,000	119,340
Provident Financial Services, Inc.	7,887	120,671
United Financial Bancorp, Inc.	2,949	44,648
WSFS Financial Corp.	1,200	57,588
		480,903
TOTAL FINANCIALS		6,173,845
HEALTH CARE - 14.9%
Biotechnology - 4.2%
Alexion Pharmaceuticals, Inc. (a)	678	24,537
Alnylam Pharmaceuticals, Inc. (a)	6,249	154,538
ARIAD Pharmaceuticals, Inc. (a)	31,915	27,128
Cubist Pharmaceuticals, Inc. (a)	4,517	109,131
GTx, Inc. (a)(d)	2,373	39,961
Idera Pharmaceuticals, Inc. (a)	4,000	30,720
Isis Pharmaceuticals, Inc. (a)	9,452	134,029
Martek Biosciences	3,254	98,629
Medarex, Inc. (a)	1,200	6,696
Momenta Pharmaceuticals, Inc. (a)	4,429	51,376
Myriad Genetics, Inc. (a)	750	49,695
ONYX Pharmaceuticals, Inc. (a)	757	25,859
OSI Pharmaceuticals, Inc. (a)	4,242	165,650
PDL BioPharma, Inc.	2,200	13,596
Regeneron Pharmaceuticals, Inc. (a)	3,429	62,956
Seattle Genetics, Inc. (a)	5,200	46,488
Synta Pharmaceuticals Corp. (a)(d)	8,224	50,331
Targacept, Inc. (a)	3,150	11,214
Theravance, Inc. (a)	1,800	22,302
		1,124,836
Health Care Equipment & Supplies - 3.9%
American Medical Systems Holdings, Inc. (a)	7,344	66,023
Cardiac Science Corp. (a)	8,620	64,650

	Shares	Value
CONMED Corp. (a)	2,427	$ 58,102
Cryolife, Inc. (a)	6,930	67,290
Invacare Corp.	5,350	83,032
Masimo Corp. (a)	5,088	151,775
Meridian Bioscience, Inc.	4,957	126,255
Merit Medical Systems, Inc. (a)	7,179	128,719
Quidel Corp. (a)	7,451	97,385
Somanetics Corp. (a)	5,507	90,921
Steris Corp.	4,718	112,713
		1,046,865
Health Care Providers & Services - 4.8%
Amedisys, Inc. (a)	1,765	72,965
AMERIGROUP Corp. (a)	1,971	58,184
AMN Healthcare Services, Inc. (a)	10,581	89,515
AmSurg Corp. (a)	3,713	86,661
Centene Corp. (a)	5,355	105,547
Chemed Corp.	3,375	134,224
Cross Country Healthcare, Inc. (a)	4,736	41,629
Hanger Orthopedic Group, Inc. (a)	3,844	55,776
HealthSouth Corp. (a)	11,180	122,533
Magellan Health Services, Inc. (a)	2,390	93,592
Molina Healthcare, Inc. (a)	5,357	94,337
NightHawk Radiology Holdings, Inc. (a)	6,700	32,562
Owens & Minor, Inc.	3,700	139,305
PharMerica Corp. (a)	6,500	101,855
RehabCare Group, Inc. (a)	3,530	53,515
		1,282,200
Life Sciences Tools & Services - 0.8%
Albany Molecular Research, Inc. (a)	2,190	21,331
Bio-Rad Laboratories, Inc. Class A (a)	1,140	85,853
Dionex Corp. (a)	1,526	68,441
eResearchTechnology, Inc. (a)	4,810	31,890
Kendle International, Inc. (a)	790	20,319
		227,834
Pharmaceuticals - 1.2%
Adolor Corp. (a)	7,772	12,902
DepoMed, Inc. (a)	13,283	21,917
Medicines Co. (a)	3,500	51,555
Medicis Pharmaceutical Corp. Class A	5,074	70,529
Noven Pharmaceuticals, Inc. (a)	5,123	56,353
Pain Therapeutics, Inc. (a)	3,500	20,720
ViroPharma, Inc. (a)	6,494	84,552
XenoPort, Inc. (a)(d)	200	5,016
		323,544
TOTAL HEALTH CARE		4,005,279
INDUSTRIALS - 16.9%
Aerospace & Defense - 2.6%
Ceradyne, Inc. (a)	1,017	20,655
Cubic Corp.	3,569	97,077
Curtiss-Wright Corp.	400	13,356
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
Ducommun, Inc.	2,500	$ 41,750
Esterline Technologies Corp. (a)	3,350	126,932
Hexcel Corp. (a)	1,000	7,390
Stanley, Inc. (a)	2,500	90,550
Teledyne Technologies, Inc. (a)	3,100	138,105
TransDigm Group, Inc. (a)	4,944	165,970
		701,785
Air Freight & Logistics - 0.7%
Hub Group, Inc. Class A (a)	4,945	131,191
Pacer International, Inc.	5,240	54,653
		185,844
Airlines - 0.4%
SkyWest, Inc.	5,677	105,592
Building Products - 0.9%
Aaon, Inc.	1,250	26,100
Gibraltar Industries, Inc.	7,671	91,592
Insteel Industries, Inc.	9,956	112,403
		230,095
Commercial Services & Supplies - 1.6%
ATC Technology Corp. (a)	5,923	86,653
Cenveo, Inc. (a)	16,638	74,039
Comfort Systems USA, Inc.	10,693	113,987
Deluxe Corp.	5,757	86,125
Knoll, Inc.	6,073	54,778
Waste Connections, Inc. (a)	761	24,025
		439,607
Construction & Engineering - 1.3%
EMCOR Group, Inc. (a)	6,250	140,188
MasTec, Inc. (a)	10,118	117,166
Michael Baker Corp. (a)	1,700	62,747
Sterling Construction Co., Inc. (a)	1,000	18,540
		338,641
Electrical Equipment - 2.1%
Acuity Brands, Inc.	2,190	76,453
Belden, Inc.	3,062	63,935
Brady Corp. Class A	3,800	91,010
Encore Wire Corp.	2,549	48,329
GrafTech International Ltd. (a)	10,998	91,503
Regal-Beloit Corp.	2,001	76,018
Woodward Governor Co.	5,497	126,541
		573,789
Machinery - 3.3%
Actuant Corp. Class A	4,173	79,370
Chart Industries, Inc. (a)	2,000	21,260
CIRCOR International, Inc.	3,452	94,930
Columbus McKinnon Corp. (NY Shares) (a)	5,260	71,799
Gorman-Rupp Co.	772	24,025
Graham Corp.	3,330	36,031

	Shares	Value
Middleby Corp. (a)	1,360	$ 37,087
Nordson Corp.	2,531	81,726
Robbins & Myers, Inc.	5,680	91,846
Valmont Industries, Inc.	840	51,542
Wabtec Corp.	4,374	173,867
Watts Water Technologies, Inc. Class A	4,509	112,590
		876,073
Professional Services - 2.4%
Administaff, Inc.	1,404	30,439
Comsys IT Partners, Inc. (a)	4,748	10,636
CoStar Group, Inc. (a)	2,083	68,614
Heidrick & Struggles International, Inc.	3,220	69,359
Korn/Ferry International (a)	2,264	25,855
MPS Group, Inc. (a)	7,025	52,898
Navigant Consulting, Inc. (a)	6,494	103,060
On Assignment, Inc. (a)	17,650	100,076
Watson Wyatt Worldwide, Inc. Class A	3,776	180,568
		641,505
Road & Rail - 0.8%
Arkansas Best Corp.	3,515	105,837
Werner Enterprises, Inc.	6,561	113,768
		219,605
Trading Companies & Distributors - 0.8%
Applied Industrial Technologies, Inc.	3,960	74,923
Beacon Roofing Supply, Inc. (a)	9,693	134,539
		209,462
TOTAL INDUSTRIALS		4,521,998
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 3.0%
3Com Corp. (a)	60,230	137,324
Adtran, Inc.	6,180	91,958
Avocent Corp. (a)	2,500	44,775
BigBand Networks, Inc. (a)	21,060	116,251
Blue Coat Systems, Inc. (a)	5,741	48,224
Emulex Corp. (a)	10,894	76,040
Infinera Corp. (a)	3,819	34,218
NETGEAR, Inc. (a)	2,161	24,657
Polycom, Inc. (a)	6,066	81,952
Tekelec (a)	9,960	132,866
ViaSat, Inc. (a)	1,100	26,488
		814,753
Computers & Peripherals - 0.7%
Electronics for Imaging, Inc. (a)	4,300	41,108
Intevac, Inc. (a)	2,045	10,368
Isilon Systems, Inc. (a)	9,930	32,670
Novatel Wireless, Inc. (a)	10,508	48,757
Rackable Systems, Inc. (a)	11,007	43,368
		176,271
Electronic Equipment & Components - 1.4%
Anixter International, Inc. (a)	2,038	61,385
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Checkpoint Systems, Inc. (a)	5,185	$ 51,020
CTS Corp.	4,845	26,696
Daktronics, Inc.	7,000	65,520
Insight Enterprises, Inc. (a)	7,684	53,020
L-1 Identity Solutions, Inc. (a)	5,000	33,700
Mercury Computer Systems, Inc. (a)	6,628	41,823
Sanmina-SCI Corp. (a)	16,460	7,736
Technitrol, Inc.	4,677	16,276
TTM Technologies, Inc. (a)	5,077	26,451
		383,627
Internet Software & Services - 2.1%
EarthLink, Inc. (a)	15,946	107,795
InfoSpace, Inc.	11,332	85,557
Interwoven, Inc. (a)	6,635	83,601
j2 Global Communications, Inc. (a)	3,610	72,344
LoopNet, Inc. (a)	4,710	32,122
NIC, Inc.	2,321	10,677
SonicWALL, Inc. (a)	8,060	32,079
United Online, Inc.	13,776	83,620
Vignette Corp. (a)	4,944	46,523
		554,318
IT Services - 1.4%
Acxiom Corp.	11,272	91,416
CSG Systems International, Inc. (a)	2,835	49,527
Global Cash Access Holdings, Inc. (a)	2,730	6,061
Maximus, Inc.	2,560	89,882
SAIC, Inc. (a)	6,063	118,107
Sapient Corp. (a)	7,526	33,415
		388,408
Semiconductors & Semiconductor Equipment - 2.1%
Advanced Energy Industries, Inc. (a)	2,737	27,233
Amkor Technology, Inc. (a)	16,695	36,395
Applied Micro Circuits Corp. (a)	9,460	37,178
Atheros Communications, Inc. (a)	6,082	87,033
MKS Instruments, Inc. (a)	5,128	75,843
PMC-Sierra, Inc. (a)	7,613	36,999
Silicon Image, Inc. (a)	19,774	83,051
Skyworks Solutions, Inc. (a)	18,575	102,906
Ultratech, Inc. (a)	3,621	43,307
Veeco Instruments, Inc. (a)	5,880	37,279
		567,224
Software - 4.3%
Ansys, Inc. (a)	1,906	53,158
Jack Henry & Associates, Inc.	6,227	120,866
JDA Software Group, Inc. (a)	9,200	120,796
Macrovision Solutions Corp. (a)	940	11,891
Manhattan Associates, Inc. (a)	4,602	72,758
MICROS Systems, Inc. (a)	1,000	16,320

	Shares	Value
MicroStrategy, Inc. Class A (a)	788	$ 29,258
Net 1 UEPS Technologies, Inc. (a)	2,312	31,674
Parametric Technology Corp. (a)	7,400	93,610
Quest Software, Inc. (a)	4,760	59,928
Solera Holdings, Inc. (a)	7,371	177,641
SPSS, Inc. (a)	3,770	101,639
Sybase, Inc. (a)	7,014	173,737
TIBCO Software, Inc. (a)	4,073	21,139
Vasco Data Security International, Inc. (a)	6,215	64,201
		1,148,616
TOTAL INFORMATION TECHNOLOGY		4,033,217
MATERIALS - 4.2%
Chemicals - 1.2%
Ashland, Inc.	467	4,908
Calgon Carbon Corp. (a)	3,700	56,832
H.B. Fuller Co.	6,202	99,914
Innophos Holdings, Inc.	4,777	94,632
Innospec, Inc.	7,950	46,826
W.R. Grace & Co. (a)	1,000	5,970
		309,082
Containers & Packaging - 1.1%
Rock-Tenn Co. Class A	4,202	143,624
Silgan Holdings, Inc.	3,300	157,773
		301,397
Metals & Mining - 1.3%
Compass Minerals International, Inc.	3,225	189,179
Universal Stainless & Alloy Products, Inc. (a)	3,675	53,251
Worthington Industries, Inc. (d)	9,756	107,511
		349,941
Paper & Forest Products - 0.6%
Buckeye Technologies, Inc. (a)	14,471	52,674
Glatfelter	11,026	102,542
Mercer International, Inc. (SBI) (a)	5,088	9,769
		164,985
TOTAL MATERIALS		1,125,405
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.4%
Cincinnati Bell, Inc. (a)	52,394	101,120
Consolidated Communications Holdings, Inc.	5,784	68,714
Iowa Telecommunication Services, Inc.	7,000	99,960
NTELOS Holdings Corp.	4,300	106,038
		375,832
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
Syniverse Holdings, Inc. (a)	8,956	$ 106,935
USA Mobility, Inc.	4,674	54,078
		161,013
TOTAL TELECOMMUNICATION SERVICES		536,845
UTILITIES - 3.6%
Electric Utilities - 1.2%
Central Vermont Public Service Corp.	1,500	35,790
El Paso Electric Co. (a)	7,826	141,572
Portland General Electric Co.	6,678	130,021
Westar Energy, Inc.	1,220	25,022
		332,405
Gas Utilities - 1.4%
New Jersey Resources Corp.	1,818	71,538
Northwest Natural Gas Co.	2,325	102,835
Southwest Gas Corp.	2,560	64,563
WGL Holdings, Inc.	4,365	142,692
		381,628
Independent Power Producers & Energy Traders - 0.2%
Black Hills Corp.	2,064	55,645
Multi-Utilities - 0.4%
Avista Corp.	4,717	91,415
Water Utilities - 0.4%
American States Water Co.	3,580	118,068
TOTAL UTILITIES		979,161
TOTAL COMMON STOCKS (Cost $36,725,947)		26,490,690
U.S. Treasury Obligations - 0.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.47% to 1.14% 4/2/09 to 10/22/09 (e) (Cost $49,833)	$ 50,000	49,925
Money Market Funds - 5.0%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b)	444,551	$ 444,551
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	892,450	892,450
TOTAL MONEY MARKET FUNDS (Cost $1,337,001)		1,337,001
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $38,112,781)		27,877,616
NET OTHER ASSETS - (3.9)%		(1,041,035)
NET ASSETS - 100%		$ 26,836,581
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
5 NYFE Russell 2000 Mini Index Contracts	March 2009	$ 248,950	$ 15,478

The face value of futures purchased as a percentage of net assets - 0.9%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $49,925.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,062
Fidelity Securities Lending Cash Central Fund	70,507
Total	$ 87,569
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 27,877,616	$ 27,827,691	$ 49,925	$ -
Other Financial Instruments*	$ 15,478	$ 15,478	$ -	$ -
*Other financial instruments include Futures Contracts.
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $3,004,348 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $1,648,087 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $888,476) - See accompanying schedule: Unaffiliated issuers (cost $36,775,780)	$ 26,540,615
Fidelity Central Funds (cost $1,337,001)	1,337,001
Total Investments (cost $38,112,781)		$ 27,877,616
Receivable for investments sold		21,832
Receivable for fund shares sold		68,733
Dividends receivable		52,307
Distributions receivable from Fidelity Central Funds		2,589
Receivable for daily variation on futures contracts		7,150
Prepaid expenses		367
Receivable from investment adviser for expense reductions		1,830
Total assets		28,032,424

Liabilities
Payable for investments purchased	$ 248,691
Payable for fund shares redeemed	727
Accrued management fee	14,899
Distribution fees payable	352
Other affiliated payables	3,249
Other payables and accrued expenses	35,475
Collateral on securities loaned, at value	892,450
Total liabilities		1,195,843

Net Assets		$ 26,836,581
Net Assets consist of:
Paid in capital		$ 41,760,472
Accumulated undistributed net realized gain (loss) on investments		(4,704,204)
Net unrealized appreciation (depreciation) on investments		(10,219,687)
Net Assets		$ 26,836,581

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($8,381,407 ÷ 1,144,693 shares)	$ 7.32

Service Class: Net Asset Value, offering price and redemption price per share ($630,711 ÷ 86,040 shares)	$ 7.33

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,493,719 ÷ 203,854 shares)	$ 7.33

Investor Class: Net Asset Value, offering price and redemption price per share ($16,330,744 ÷ 2,233,635 shares)	$ 7.31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 495,142
Interest		1,548
Income from Fidelity Central Funds (including $70,507 from security lending)		87,569
Total income		584,259

Expenses
Management fee	$ 241,952
Transfer agent fees	51,992
Distribution fees	8,691
Accounting and security lending fees	13,448
Custodian fees and expenses	11,205
Independent trustees' compensation	166
Audit	45,780
Legal	194
Miscellaneous	3,350
Total expenses before reductions	376,778
Expense reductions	(9,208)	367,570
Net investment income (loss)		216,689
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,143,984)
Futures contracts	(497,165)
Total net realized gain (loss)		(3,641,149)
Change in net unrealized appreciation (depreciation) on: Investment securities	(11,139,665)
Futures contracts	9,101
Total change in net unrealized appreciation (depreciation)		(11,130,564)
Net gain (loss)		(14,771,713)
Net increase (decrease) in net assets resulting from operations		$ (14,555,024)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 216,689	$ 145,706
Net realized gain (loss)	(3,641,149)	(882,461)
Change in net unrealized appreciation (depreciation)	(11,130,564)	(809,151)
Net increase (decrease) in net assets resulting from operations	(14,555,024)	(1,545,906)
Distributions to shareholders from net investment income	(262,687)	(178,882)
Distributions to shareholders from net realized gain	-	(211,153)
Total distributions	(262,687)	(390,035)
Share transactions - net increase (decrease)	2,560,105	16,167,023
Total increase (decrease) in net assets	(12,257,606)	14,231,082

Net Assets
Beginning of period	39,094,187	24,863,105
End of period (including undistributed net investment income of $0 and $6,451, respectively)	$ 26,836,581	$ 39,094,187

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.17	$ 11.56	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.05	.04	- J
Net realized and unrealized gain (loss)	(3.84)	(.32)	1.60	(.06)
Total from investment operations	(3.77)	(.27)	1.64	(.06)
Distributions from net investment income	(.08)	(.06)	(.02)	-
Distributions from net realized gain	-	(.07)	-	-
Total distributions	(.08)	(.12) K	(.02)	-
Net asset value, end of period	$ 7.32	$ 11.17	$ 11.56	$ 9.94
Total Return B, C, D	(33.72)%	(2.33)%	16.51%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.04%	1.01%	1.30%	42.86% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00% A
Expenses net of all reductions	1.00%	1.00%	.98%	1.00% A
Net investment income (loss)	.71%	.45%	.34%	2.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,381	$ 11,668	$ 10,119	$ 1,242
Portfolio turnover rate G	87%	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.065 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.17	$ 11.56	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.04	.03	- J
Net realized and unrealized gain (loss)	(3.84)	(.31)	1.60	(.06)
Total from investment operations	(3.78)	(.27)	1.63	(.06)
Distributions from net investment income	(.06)	(.05)	(.01)	-
Distributions from net realized gain	-	(.07)	-	-
Total distributions	(.06)	(.12) K	(.01)	-
Net asset value, end of period	$ 7.33	$ 11.17	$ 11.56	$ 9.94
Total Return B, C, D	(33.79)%	(2.40)%	16.40%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.10%	1.09%	1.54%	42.96% A
Expenses net of fee waivers, if any	1.10%	1.09%	1.10%	1.10% A
Expenses net of all reductions	1.10%	1.08%	1.08%	1.10% A
Net investment income (loss)	.61%	.37%	.24%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 631	$ 1,411	$ 1,446	$ 1,242
Portfolio turnover rate G	87%	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.051 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.15	$ 11.55	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.02	.01	- J
Net realized and unrealized gain (loss)	(3.82)	(.32)	1.61	(.06)
Total from investment operations	(3.78)	(.30)	1.62	(.06)
Distributions from net investment income	(.04)	(.04)	(.01)	-
Distributions from net realized gain	-	(.07)	-	-
Total distributions	(.04)	(.10) K	(.01)	-
Net asset value, end of period	$ 7.33	$ 11.15	$ 11.55	$ 9.94
Total Return B, C, D	(33.91)%	(2.60)%	16.25%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.32%	1.24%	1.69%	43.12% A
Expenses net of fee waivers, if any	1.25%	1.24%	1.25%	1.25% A
Expenses net of all reductions	1.25%	1.24%	1.23%	1.25% A
Net investment income (loss)	.46%	.21%	.09%	2.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,494	$ 4,143	$ 1,444	$ 1,242
Portfolio turnover rate G	87%	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.10 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.065 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 11.15	$ 11.55	$ 9.94	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.04	.02	- J
Net realized and unrealized gain (loss)	(3.83)	(.32)	1.61	(.06)
Total from investment operations	(3.77)	(.28)	1.63	(.06)
Distributions from net investment income	(.07)	(.05)	(.02)	-
Distributions from net realized gain	-	(.07)	-	-
Total distributions	(.07)	(.12) K	(.02)	-
Net asset value, end of period	$ 7.31	$ 11.15	$ 11.55	$ 9.94
Total Return B, C, D	(33.77)%	(2.50)%	16.40%	(.60)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.10%	1.10%	1.41%	43.46% A
Expenses net of fee waivers, if any	1.08%	1.10%	1.15%	1.15% A
Expenses net of all reductions	1.08%	1.10%	1.13%	1.15% A
Net investment income (loss)	.63%	.35%	.19%	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,331	$ 21,872	$ 11,853	$ 1,242
Portfolio turnover rate G	87%	113%	47%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period December 27, 2005 (commencement of operations) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

K Total distributions of $.12 per share is comprised of distributions from net investment income of $.05 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,161,017
Unrealized depreciation	(11,432,473)
Net unrealized appreciation (depreciation)	(10,271,456)
Capital loss carryforward	(3,004,348)

Cost for federal income tax purposes	$ 38,149,072

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 262,687	$ 191,255
Long-term Capital Gains	-	198,780
Total	$ 262,687	$ 390,035

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $32,812,744 and $29,488,429, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,115
Service Class 2	7,576
$ 8,691

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 10,053
Service Class	807
Service Class 2	4,433
Investor Class	36,699
$ 51,992

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $73 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Initial Class	1.00%	$ 3,359
Service Class 2	1.25%	2,101
Investor Class	1.15%-1.08%*	3,596
		$ 9,056

* Expense limitation in effect at period end.

Effective February 1, 2008, the expense limitation changed to 1.08% for Investor Class.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $152.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 90,628	$ 60,095
Service Class	5,461	6,389
Service Class 2	7,729	14,067
Investor Class	158,869	98,331
Total	$ 262,687	$ 178,882
From net realized gain
Initial Class	$ -	$ 65,982
Service Class	-	8,140
Service Class 2	-	20,385
Investor Class	-	116,646
Total	$ -	$ 211,153

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	719,739	754,068	$ 6,865,792	$ 8,951,537
Reinvestment of distributions	12,745	10,950	90,628	126,077
Shares redeemed	(632,029)	(595,812)	(6,132,593)	(7,176,328)
Net increase (decrease)	100,455	169,206	$ 823,827	$ 1,901,286
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	767	1,263	5,461	14,529
Shares redeemed	(41,104)	-	(358,409)	-
Net increase (decrease)	(40,337)	1,263	$ (352,948)	$ 14,529
Service Class 2
Shares sold	130,549	355,213	$ 1,286,295	$ 4,361,030
Reinvestment of distributions	1,086	3,006	7,729	34,452
Shares redeemed	(299,338)	(111,722)	(2,842,510)	(1,349,899)
Net increase (decrease)	(167,703)	246,497	$ (1,548,486)	$ 3,045,583
Investor Class
Shares sold	1,253,569	1,336,558	$ 12,326,828	$ 15,970,668
Reinvestment of distributions	22,374	18,739	158,869	214,977
Shares redeemed	(1,003,622)	(420,620)	(8,847,985)	(4,980,020)
Net increase (decrease)	272,321	934,677	$ 3,637,712	$ 11,205,625

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from December 27, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period from December 27, 2005 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more Information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	754,396,118.13	95.721
Withheld	33,724,400.40	4.279
TOTAL	788,120,518.53	100.000
Dennis J. Dirks
Affirmative	755,765,958.75	95.895
Withheld	32,354,559.78	4.105
TOTAL	788,120,518.53	100.000
Edward C. Johnson 3d
Affirmative	753,714,712.60	95.634
Withheld	34,405,805.93	4.366
TOTAL	788,120,518.53	100.000
Alan J. Lacy
Affirmative	755,539,784.95	95.866
Withheld	32,580,733.58	4.134
TOTAL	788,120,518.53	100.000
Ned C. Lautenbach
Affirmative	755,270,925.90	95.832
Withheld	32,849,592.63	4.168
TOTAL	788,120,518.53	100.000
Joseph Mauriello
Affirmative	755,673,213.30	95.883
Withheld	32,447,305.23	4.117
TOTAL	788,120,518.53	100.000
Cornelia M. Small
Affirmative	755,628,126.83	95.877
Withheld	32,492,391.70	4.123
TOTAL	788,120,518.53	100.000
William S. Stavropoulos
Affirmative	754,899,686.63	95.785
Withheld	33,220,831.90	4.215
TOTAL	788,120,518.53	100.000
David M. Thomas
Affirmative	755,655,877.24	95.881
Withheld	32,464,641.29	4.119
TOTAL	788,120,518.53	100.000
Michael E. Wiley
Affirmative	755,513,012.38	95.863
Withheld	32,607,506.15	4.137
TOTAL	788,120,518.53	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	637,916,630.61	80.942
Against	98,488,476.51	12.496
Abstain	51,715,411.41	6.562
TOTAL	788,120,518.53	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2007, the total returns of Initial Class and Service Class 2 of the fund and the total return of a broad-based securities market index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively.

VIP Disciplined Small Cap Portfolio

The Board stated that the relative investment performance of the fund was lower than its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Initial Class ranked below its competitive median for 2007, the total expenses of Service Class ranked equal to its competitive median for 2007, and the total expenses of each of Investor Class and Service Class 2 ranked above its competitive median for 2007. The Board considered that the total expenses of Investor Class were above the median primarily due to its higher transfer agent fee. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Geode Capital Management, LLC

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

VDSC-ANN-0209
1.820582.103

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Geode is a registered trademark of Geode Capital Management, LLC.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 - Initial Class	-37.00%	-2.27%	-1.55%
VIP Index 500 - Service ClassA	-37.07%	-2.37%	-1.64%
VIP Index 500 - Service Class 2B	-37.16%	-2.52%	-1.77%

A The initial offering of Service Class shares took place on July 7, 2000. Performance for Service Class shares reflects an asset-based service fee (12b-1 fee), and returns prior to July 7, 2000 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to July 7, 2000 would have been lower.

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee), and returns prior to January 12, 2000 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM (S&P 500 ®)Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees the VIP Index 500 Portfolio's investment management team as Head of Indexing for Geode Capital Management, LLC

The U.S. equity markets declined significantly during the 12 months ending December 31, 2008. As home values fell and credit availability decreased, consumers tightened their purse strings in anticipation of a recession. The Standard & Poor's 500SM Index slid 37.00%. All 10 sectors in the S&P 500® turned in negative performance, led by financials, which dropped more than 55%. Beginning in September, the U.S. economy spiraled downward, as several large financial institutions went bankrupt, were forced into acquisitions or were taken over by the federal government. The Federal Reserve Board facilitated many of these and other transactions, and also lowered the federal funds target rate seven times over the year, leaving it at 0.00% to 0.25% at period end. The stock market continued to perform erratically, however, as unemployment levels rose, energy prices dropped and U.S. automakers signaled extreme distress. The Dow Jones Industrial AverageSM declined 31.93% for the 12-month period, while the technology-heavy NASDAQ Composite® Index dropped 40.03%. By comparison, the MSCI® EAFE® Index (Europe, Australasia, Far East) - a measure of developed markets outside the U.S. and Canada - tumbled 43.28%.

For the year, the fund performed in line with the S&P 500. (For specific portfolio results, please refer to the performance section of this report.) As mentioned, financials did especially poorly. Cyclical sectors such as materials and industrials lagged the index as well, while information technology stocks, especially semiconductor-related issues, also underperformed. In contrast, relatively defensive groups such as consumer staples and health care - led by pharmaceuticals - outpaced the index, despite still losing value. Topping the detractors was industrial conglomerate General Electric, whose finance unit - a primary growth engine for the company - was weakened by a sharp rise in borrowing costs. Insurance firm American International Group (AIG), whose shares lost 97% of their value during the year, accepted an $85 billion government loan guarantee in exchange for an 80% federal ownership stake. Software giant Microsoft underperformed as well. On the positive side, as consumers cut back spending, low-cost retailers such as Wal-Mart - the fund's biggest contributor - were among the beneficiaries. Brewer and beer distributor Anheuser-Busch was acquired at a premium to its market price by Belgium's InBev. In health care, biotechnology company Amgen reported stronger-than-expected profits despite the difficult economy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.10%
Actual		$ 1,000.00	$ 715.50	$ .43
Hypothetical A		$ 1,000.00	$ 1,024.63	$ .51
Service Class	.20%
Actual		$ 1,000.00	$ 715.10	$ .86
Hypothetical A		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 714.60	$ 1.51
Hypothetical A		$ 1,000.00	$ 1,023.38	$ 1.78

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.0	4.0
Procter & Gamble Co.	2.3	1.6
General Electric Co.	2.1	2.3
AT&T, Inc.	2.1	1.7
Johnson & Johnson	2.0	1.6
Chevron Corp.	1.8	1.8
Microsoft Corp.	1.8	1.9
Wal-Mart Stores, Inc.	1.6	1.1
Pfizer, Inc.	1.5	1.0
JPMorgan Chase & Co.	1.4	1.0
	21.6
Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	14.8	16.0
Health Care	14.3	11.6
Energy	12.8	15.8
Financials	12.8	13.8
Consumer Staples	12.4	10.5
Industrials	10.7	10.8
Consumer Discretionary	8.1	7.9
Utilities	4.1	3.9
Telecommunication Services	3.7	3.2
Materials	2.9	3.8
Asset Allocation
To match the Standard & Poor's 500 Index®, the VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CONSUMER DISCRETIONARY - 8.1%
Auto Components - 0.2%
Johnson Controls, Inc.	125,645	$ 2,281,713
The Goodyear Tire & Rubber Co. (a)	51,023	304,607
		2,586,320
Automobiles - 0.1%
Ford Motor Co. (a)(d)	505,148	1,156,789
General Motors Corp. (d)	129,089	413,085
Harley-Davidson, Inc.	49,233	835,484
		2,405,358
Distributors - 0.1%
Genuine Parts Co.	33,714	1,276,412
Diversified Consumer Services - 0.2%
Apollo Group, Inc. Class A (non-vtg.) (a)	22,529	1,726,172
H&R Block, Inc.	71,673	1,628,411
		3,354,583
Hotels, Restaurants & Leisure - 1.5%
Carnival Corp. unit	92,409	2,247,387
Darden Restaurants, Inc.	29,335	826,660
International Game Technology	62,317	740,949
Marriott International, Inc. Class A	62,010	1,206,095
McDonald's Corp.	235,682	14,657,064
Starbucks Corp. (a)	155,529	1,471,304
Starwood Hotels & Resorts Worldwide, Inc.	38,703	692,784
Wyndham Worldwide Corp.	37,497	245,605
Wynn Resorts Ltd. (d)	13,027	550,521
Yum! Brands, Inc.	97,813	3,081,110
		25,719,479
Household Durables - 0.4%
Black & Decker Corp.	12,707	531,280
Centex Corp.	26,287	279,694
D.R. Horton, Inc.	58,256	411,870
Fortune Brands, Inc.	31,699	1,308,535
Harman International Industries, Inc.	12,380	207,117
KB Home	15,920	216,830
Leggett & Platt, Inc.	33,030	501,726
Lennar Corp. Class A	29,878	259,042
Newell Rubbermaid, Inc.	58,617	573,274
Pulte Homes, Inc.	45,191	493,938
Snap-On, Inc.	12,146	478,309
The Stanley Works	16,662	568,174
Whirlpool Corp.	15,543	642,703
		6,472,492
Internet & Catalog Retail - 0.2%
Amazon.com, Inc. (a)	68,011	3,487,604
Expedia, Inc. (a)	44,294	364,983
		3,852,587

	Shares	Value
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	56,769	$ 373,540
Hasbro, Inc.	26,197	764,166
Mattel, Inc.	75,794	1,212,704
		2,350,410
Media - 2.5%
CBS Corp. Class B	143,777	1,177,534
Comcast Corp. Class A	608,958	10,279,211
Gannett Co., Inc. (d)	48,237	385,896
Interpublic Group of Companies, Inc. (a)	100,769	399,045
McGraw-Hill Companies, Inc.	66,504	1,542,228
Meredith Corp.	7,641	130,814
News Corp. Class A	486,343	4,420,858
Omnicom Group, Inc.	65,722	1,769,236
Scripps Networks Interactive, Inc. Class A	19,045	418,990
The DIRECTV Group, Inc. (a)	115,489	2,645,853
The New York Times Co. Class A (d)	24,629	180,531
The Walt Disney Co.	391,418	8,881,274
Time Warner, Inc.	758,604	7,631,556
Viacom, Inc. Class B (non-vtg.) (a)	129,736	2,472,768
Washington Post Co. Class B	1,268	494,837
		42,830,631
Multiline Retail - 0.7%
Big Lots, Inc. (a)	17,364	251,604
Family Dollar Stores, Inc.	29,545	770,238
JCPenney Co., Inc.	46,983	925,565
Kohl's Corp. (a)	64,436	2,332,583
Macy's, Inc.	88,932	920,446
Nordstrom, Inc. (d)	33,704	448,600
Sears Holdings Corp. (a)(d)	11,766	457,344
Target Corp.	159,183	5,496,589
		11,602,969
Specialty Retail - 1.7%
Abercrombie & Fitch Co. Class A	18,404	424,580
AutoNation, Inc. (a)(d)	22,812	225,383
AutoZone, Inc. (a)	8,091	1,128,452
Bed Bath & Beyond, Inc. (a)(d)	54,916	1,395,965
Best Buy Co., Inc.	71,428	2,007,841
Gamestop Corp. Class A (a)	34,632	750,129
Gap, Inc.	98,599	1,320,241
Home Depot, Inc.	358,522	8,253,176
Limited Brands, Inc.	57,218	574,469
Lowe's Companies, Inc.	309,933	6,669,758
Office Depot, Inc. (a)	58,127	173,218
RadioShack Corp.	26,448	315,789
Sherwin-Williams Co. (d)	20,765	1,240,709
Staples, Inc.	150,853	2,703,286
Tiffany & Co., Inc.	26,033	615,160
TJX Companies, Inc.	88,039	1,810,962
		29,609,118
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc. (a)	69,131	1,435,851
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Jones Apparel Group, Inc.	17,641	$ 103,376
NIKE, Inc. Class B	82,962	4,231,062
Polo Ralph Lauren Corp. Class A	11,897	540,243
VF Corp.	18,621	1,019,872
		7,330,404
TOTAL CONSUMER DISCRETIONARY		139,390,763
CONSUMER STAPLES - 12.4%
Beverages - 2.5%
Brown-Forman Corp. Class B (non-vtg.)	20,739	1,067,851
Coca-Cola Enterprises, Inc.	67,066	806,804
Constellation Brands, Inc. Class A (sub. vtg.) (a)	41,163	649,141
Dr Pepper Snapple Group, Inc. (a)	53,644	871,715
Molson Coors Brewing Co. Class B	31,473	1,539,659
Pepsi Bottling Group, Inc.	28,576	643,246
PepsiCo, Inc.	328,423	17,987,728
The Coca-Cola Co.	420,733	19,046,583
		42,612,727
Food & Staples Retailing - 3.2%
Costco Wholesale Corp.	91,282	4,792,305
CVS Caremark Corp.	303,705	8,728,482
Kroger Co.	137,973	3,643,867
Safeway, Inc.	90,653	2,154,822
SUPERVALU, Inc.	44,777	653,744
Sysco Corp.	126,694	2,906,360
Wal-Mart Stores, Inc.	472,794	26,504,832
Walgreen Co.	209,321	5,163,949
Whole Foods Market, Inc.	29,672	280,104
		54,828,465
Food Products - 1.7%
Archer Daniels Midland Co.	135,646	3,910,674
Campbell Soup Co.	43,506	1,305,615
ConAgra Foods, Inc.	94,540	1,559,910
Dean Foods Co. (a)	32,554	584,995
General Mills, Inc.	70,657	4,292,413
H.J. Heinz Co.	66,492	2,500,099
Hershey Co.	35,072	1,218,401
Kellogg Co.	53,271	2,335,933
Kraft Foods, Inc. Class A	310,662	8,341,275
McCormick & Co., Inc. (non-vtg.)	27,489	875,800
Sara Lee Corp.	149,485	1,463,458
The J.M. Smucker Co.	25,044	1,085,908
Tyson Foods, Inc. Class A	63,883	559,615
		30,034,096
Household Products - 3.0%
Clorox Co.	29,332	1,629,686
Colgate-Palmolive Co.	106,727	7,315,069

	Shares	Value
Kimberly-Clark Corp.	87,494	$ 4,614,434
Procter & Gamble Co.	631,357	39,030,490
		52,589,679
Personal Products - 0.2%
Avon Products, Inc.	90,145	2,166,184
Estee Lauder Companies, Inc. Class A	24,500	758,520
		2,924,704
Tobacco - 1.8%
Altria Group, Inc.	435,692	6,561,522
Lorillard, Inc.	35,540	2,002,679
Philip Morris International, Inc.	427,791	18,613,186
Reynolds American, Inc.	35,746	1,440,921
UST, Inc.	31,379	2,177,075
		30,795,383
TOTAL CONSUMER STAPLES		213,785,054
ENERGY - 12.8%
Energy Equipment & Services - 1.5%
Baker Hughes, Inc.	65,031	2,085,544
BJ Services Co.	61,732	720,412
Cameron International Corp. (a)	46,419	951,590
ENSCO International, Inc.	29,990	851,416
Halliburton Co.	188,994	3,435,911
Nabors Industries Ltd. (a)	60,176	720,307
National Oilwell Varco, Inc. (a)	88,247	2,156,757
Noble Corp.	55,812	1,232,887
Rowan Companies, Inc.	23,896	379,946
Schlumberger Ltd. (NY Shares)	252,942	10,707,035
Smith International, Inc.	46,279	1,059,326
Weatherford International Ltd. (a)	144,025	1,558,351
		25,859,482
Oil, Gas & Consumable Fuels - 11.3%
Anadarko Petroleum Corp.	97,069	3,742,010
Apache Corp.	70,769	5,274,414
Cabot Oil & Gas Corp.	21,855	568,230
Chesapeake Energy Corp.	114,369	1,849,347
Chevron Corp.	429,643	31,780,693
ConocoPhillips	315,249	16,329,898
CONSOL Energy, Inc.	38,315	1,095,043
Devon Energy Corp.	93,423	6,138,825
El Paso Corp.	148,276	1,161,001
EOG Resources, Inc.	52,776	3,513,826
Exxon Mobil Corp. (e)	1,075,623	85,866,971
Hess Corp.	59,987	3,217,703
Marathon Oil Corp.	149,201	4,082,139
Massey Energy Co.	18,003	248,261
Murphy Oil Corp.	40,280	1,786,418
Noble Energy, Inc.	36,529	1,797,957
Occidental Petroleum Corp.	171,257	10,273,707
Peabody Energy Corp. (d)	56,382	1,282,691
Pioneer Natural Resources Co.	24,887	402,672
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Range Resources Corp.	32,847	$ 1,129,608
Southwestern Energy Co. (a)	72,600	2,103,222
Spectra Energy Corp.	129,212	2,033,797
Sunoco, Inc.	24,712	1,073,984
Tesoro Corp.	29,278	385,591
Valero Energy Corp.	109,117	2,361,292
Williams Companies, Inc.	122,366	1,771,860
XTO Energy, Inc.	121,974	4,302,023
		195,573,183
TOTAL ENERGY		221,432,665
FINANCIALS - 12.8%
Capital Markets - 2.3%
American Capital Ltd. (d)	43,720	141,653
Ameriprise Financial, Inc.	45,802	1,069,935
Bank of New York Mellon Corp.	242,665	6,874,699
Charles Schwab Corp.	197,866	3,199,493
E*TRADE Financial Corp. (a)(d)	118,999	136,849
Federated Investors, Inc. Class B (non-vtg.)	18,730	317,661
Franklin Resources, Inc.	31,985	2,040,003
Goldman Sachs Group, Inc.	93,506	7,890,971
Invesco Ltd.	81,405	1,175,488
Janus Capital Group, Inc.	33,380	268,041
Legg Mason, Inc.	30,012	657,563
Merrill Lynch & Co., Inc.	339,711	3,954,236
Morgan Stanley	224,567	3,602,055
Northern Trust Corp.	47,163	2,459,079
State Street Corp.	91,341	3,592,442
T. Rowe Price Group, Inc.	54,640	1,936,442
		39,316,610
Commercial Banks - 3.0%
BB&T Corp.	116,829	3,208,124
Comerica, Inc.	31,822	631,667
Fifth Third Bancorp	122,115	1,008,670
First Horizon National Corp.	43,412	458,865
Huntington Bancshares, Inc.	77,405	592,922
KeyCorp	104,674	891,822
M&T Bank Corp.	16,325	937,218
Marshall & Ilsley Corp.	55,043	750,787
National City Corp.	430,547	779,290
PNC Financial Services Group, Inc.	73,618	3,607,282
Regions Financial Corp.	146,321	1,164,715
SunTrust Banks, Inc.	74,880	2,211,955
U.S. Bancorp, Delaware	371,023	9,279,285
Wachovia Corp.	456,975	2,531,642
Wells Fargo & Co.	801,374	23,624,506
Zions Bancorp	24,391	597,823
		52,276,573

	Shares	Value
Consumer Finance - 0.5%
American Express Co.	245,271	$ 4,549,777
Capital One Financial Corp.	82,820	2,641,130
Discover Financial Services	101,483	967,133
SLM Corp. (a)	98,812	879,427
		9,037,467
Diversified Financial Services - 3.3%
Bank of America Corp.	1,060,048	14,925,476
CIT Group, Inc.	76,239	346,125
Citigroup, Inc.	1,152,360	7,732,336
CME Group, Inc.	14,164	2,947,670
IntercontinentalExchange, Inc. (a)	15,277	1,259,436
JPMorgan Chase & Co.	789,245	24,884,895
Leucadia National Corp.	37,427	741,055
Moody's Corp. (d)	41,074	825,177
NYSE Euronext	56,037	1,534,293
The NASDAQ Stock Market, Inc. (a)	28,787	711,327
		55,907,790
Insurance - 2.6%
AFLAC, Inc.	98,566	4,518,265
Allstate Corp.	113,335	3,712,855
American International Group, Inc.	568,581	892,672
Aon Corp.	57,048	2,605,953
Assurant, Inc.	24,871	746,130
Cincinnati Financial Corp.	34,338	998,206
Genworth Financial, Inc. Class A (non-vtg.)	91,591	259,203
Hartford Financial Services Group, Inc.	63,712	1,046,151
Lincoln National Corp.	54,109	1,019,414
Loews Corp.	76,539	2,162,227
Marsh & McLennan Companies, Inc.	108,707	2,638,319
MBIA, Inc. (d)	39,838	162,141
MetLife, Inc.	167,813	5,849,961
Principal Financial Group, Inc.	54,840	1,237,739
Progressive Corp.	142,869	2,115,890
Prudential Financial, Inc.	89,659	2,713,081
The Chubb Corp.	75,217	3,836,067
The Travelers Companies, Inc.	123,603	5,586,856
Torchmark Corp.	17,981	803,751
Unum Group	70,018	1,302,335
XL Capital Ltd. Class A	69,948	258,808
		44,466,024
Real Estate Investment Trusts - 0.9%
Apartment Investment & Management Co. Class A	21,411	247,297
AvalonBay Communities, Inc.	16,306	987,817
Boston Properties, Inc.	25,545	1,404,975
Developers Diversified Realty Corp.	25,434	124,118
Equity Residential (SBI)	57,522	1,715,306
HCP, Inc.	53,426	1,483,640
Host Hotels & Resorts, Inc.	110,498	836,470
Kimco Realty Corp.	48,425	885,209
Plum Creek Timber Co., Inc.	35,270	1,225,280
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
ProLogis Trust	56,176	$ 780,285
Public Storage	26,508	2,107,386
Simon Property Group, Inc.	47,750	2,536,958
Vornado Realty Trust	29,049	1,753,107
		16,087,848
Real Estate Management & Development - 0.0%
CB Richard Ellis Group, Inc. Class A (a)	47,155	203,710
Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	110,223	1,759,159
People's United Financial, Inc.	73,541	1,311,236
Sovereign Bancorp, Inc. (a)	115,126	343,075
		3,413,470
TOTAL FINANCIALS		220,709,492
HEALTH CARE - 14.3%
Biotechnology - 2.1%
Amgen, Inc. (a)	224,046	12,938,657
Biogen Idec, Inc. (a)	61,694	2,938,485
Celgene Corp. (a)	96,888	5,355,969
Cephalon, Inc. (a)(d)	14,474	1,115,077
Genzyme Corp. (a)	57,204	3,796,629
Gilead Sciences, Inc. (a)	194,525	9,948,009
		36,092,826
Health Care Equipment & Supplies - 2.1%
Baxter International, Inc.	131,141	7,027,846
Becton, Dickinson & Co.	51,409	3,515,862
Boston Scientific Corp. (a)	317,512	2,457,543
C.R. Bard, Inc.	20,977	1,767,522
Covidien Ltd.	106,486	3,859,053
DENTSPLY International, Inc.	31,497	889,475
Hospira, Inc. (a)	33,748	905,121
Intuitive Surgical, Inc. (a)(d)	8,271	1,050,334
Medtronic, Inc.	236,460	7,429,573
St. Jude Medical, Inc. (a)	72,781	2,398,862
Stryker Corp.	51,224	2,046,399
Varian Medical Systems, Inc. (a)	26,273	920,606
Zimmer Holdings, Inc. (a)	47,488	1,919,465
		36,187,661
Health Care Providers & Services - 2.0%
Aetna, Inc.	97,504	2,778,864
AmerisourceBergen Corp.	33,034	1,177,992
Cardinal Health, Inc.	76,044	2,621,237
CIGNA Corp.	58,121	979,339
Coventry Health Care, Inc. (a)	31,502	468,750
DaVita, Inc. (a)	21,950	1,088,062
Express Scripts, Inc. (a)	52,328	2,876,993
Humana, Inc. (a)	35,676	1,330,001
Laboratory Corp. of America Holdings (a)(d)	22,838	1,470,996

	Shares	Value
McKesson Corp.	58,344	$ 2,259,663
Medco Health Solutions, Inc. (a)	105,312	4,413,626
Patterson Companies, Inc. (a)	19,281	361,519
Quest Diagnostics, Inc.	33,504	1,739,193
Tenet Healthcare Corp. (a)	87,785	100,953
UnitedHealth Group, Inc.	255,404	6,793,746
WellPoint, Inc. (a)	107,642	4,534,957
		34,995,891
Health Care Technology - 0.1%
IMS Health, Inc.	38,459	583,038
Life Sciences Tools & Services - 0.3%
Life Technologies Corp. (a)	36,489	850,559
Millipore Corp. (a)	11,681	601,805
PerkinElmer, Inc.	24,975	347,402
Thermo Fisher Scientific, Inc. (a)	88,858	3,027,392
Waters Corp. (a)	20,789	761,917
		5,589,075
Pharmaceuticals - 7.7%
Abbott Laboratories	328,098	17,510,590
Allergan, Inc.	65,027	2,621,889
Bristol-Myers Squibb Co.	418,609	9,732,659
Eli Lilly & Co.	211,570	8,519,924
Forest Laboratories, Inc. (a)	63,730	1,623,203
Johnson & Johnson	586,710	35,102,859
King Pharmaceuticals, Inc. (a)	52,120	553,514
Merck & Co., Inc.	447,066	13,590,806
Mylan, Inc. (a)(d)	64,432	637,232
Pfizer, Inc.	1,425,862	25,252,016
Schering-Plough Corp.	343,748	5,854,028
Watson Pharmaceuticals, Inc. (a)	22,120	587,728
Wyeth	281,556	10,561,166
		132,147,614
TOTAL HEALTH CARE		245,596,105
INDUSTRIALS - 10.7%
Aerospace & Defense - 2.7%
General Dynamics Corp.	82,437	4,747,547
Goodrich Corp.	26,031	963,668
Honeywell International, Inc.	153,581	5,042,064
L-3 Communications Holdings, Inc.	25,248	1,862,797
Lockheed Martin Corp.	70,403	5,919,484
Northrop Grumman Corp.	69,135	3,113,840
Precision Castparts Corp.	29,482	1,753,589
Raytheon Co.	87,559	4,469,011
Rockwell Collins, Inc.	33,476	1,308,577
The Boeing Co.	154,965	6,612,357
United Technologies Corp.	201,017	10,774,511
		46,567,445
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	35,780	1,968,973
Expeditors International of Washington, Inc.	44,841	1,491,860
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - continued
FedEx Corp.	65,815	$ 4,222,032
United Parcel Service, Inc. Class B	210,442	11,607,981
		19,290,846
Airlines - 0.1%
Southwest Airlines Co.	156,422	1,348,358
Building Products - 0.0%
Masco Corp.	76,104	847,038
Commercial Services & Supplies - 0.5%
Avery Dennison Corp.	22,475	735,607
Cintas Corp.	27,785	645,446
Pitney Bowes, Inc.	43,588	1,110,622
R.R. Donnelley & Sons Co.	43,349	588,679
Republic Services, Inc.	67,888	1,682,944
Stericycle, Inc. (a)	18,094	942,336
Waste Management, Inc.	103,736	3,437,811
		9,143,445
Construction & Engineering - 0.2%
Fluor Corp.	38,381	1,722,155
Jacobs Engineering Group, Inc. (a)	25,981	1,249,686
		2,971,841
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A	36,649	1,071,250
Emerson Electric Co.	162,203	5,938,252
Rockwell Automation, Inc.	29,922	964,685
		7,974,187
Industrial Conglomerates - 2.7%
3M Co.	146,532	8,431,451
General Electric Co.	2,221,025	35,980,605
Textron, Inc.	50,982	707,120
Tyco International Ltd.	100,006	2,160,130
		47,279,306
Machinery - 1.6%
Caterpillar, Inc.	127,560	5,698,105
Cummins, Inc.	42,582	1,138,217
Danaher Corp.	54,068	3,060,789
Deere & Co.	90,295	3,460,104
Dover Corp.	39,324	1,294,546
Eaton Corp.	34,870	1,733,388
Flowserve Corp.	11,956	615,734
Illinois Tool Works, Inc.	83,230	2,917,212
Ingersoll-Rand Co. Ltd. Class A	67,411	1,169,581
ITT Corp.	38,399	1,765,970
Manitowoc Co., Inc.	27,564	238,704
PACCAR, Inc.	76,692	2,193,391
Pall Corp.	24,969	709,869
Parker Hannifin Corp.	34,077	1,449,636
		27,445,246
Professional Services - 0.2%
Dun & Bradstreet Corp.	11,400	880,080

	Shares	Value
Equifax, Inc.	26,709	$ 708,323
Monster Worldwide, Inc. (a)	26,056	315,017
Robert Half International, Inc.	32,807	683,042
		2,586,462
Road & Rail - 1.0%
Burlington Northern Santa Fe Corp.	59,358	4,493,994
CSX Corp.	83,414	2,708,453
Norfolk Southern Corp.	78,299	3,683,968
Ryder System, Inc.	11,761	456,092
Union Pacific Corp.	107,090	5,118,902
		16,461,409
Trading Companies & Distributors - 0.1%
Fastenal Co. (d)	27,325	952,276
W.W. Grainger, Inc.	13,673	1,077,979
		2,030,255
TOTAL INDUSTRIALS		183,945,838
INFORMATION TECHNOLOGY - 14.8%
Communications Equipment - 2.4%
Ciena Corp. (a)	19,098	127,957
Cisco Systems, Inc. (a)	1,238,117	20,181,307
Corning, Inc.	328,678	3,132,301
Harris Corp.	28,461	1,082,941
JDS Uniphase Corp. (a)	46,489	169,685
Juniper Networks, Inc. (a)	111,641	1,954,834
Motorola, Inc.	479,241	2,123,038
QUALCOMM, Inc.	350,066	12,542,865
Tellabs, Inc. (a)	84,166	346,764
		41,661,692
Computers & Peripherals - 4.1%
Apple, Inc. (a)	187,974	16,043,581
Dell, Inc. (a)	365,941	3,747,236
EMC Corp. (a)	431,538	4,518,203
Hewlett-Packard Co.	517,888	18,794,156
International Business Machines Corp.	284,088	23,908,846
Lexmark International, Inc. Class A (a)	16,578	445,948
NetApp, Inc. (a)	69,816	975,330
QLogic Corp. (a)	27,052	363,579
SanDisk Corp. (a)	47,798	458,861
Sun Microsystems, Inc. (a)	156,181	596,611
Teradata Corp. (a)	37,217	551,928
		70,404,279
Electronic Equipment & Components - 0.3%
Agilent Technologies, Inc. (a)	74,011	1,156,792
Amphenol Corp. Class A	37,170	891,337
FLIR Systems, Inc. (a)	29,376	901,256
Jabil Circuit, Inc.	44,544	300,672
Molex, Inc.	29,785	431,585
Tyco Electronics Ltd.	96,770	1,568,642
		5,250,284
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.4%
Akamai Technologies, Inc. (a)	35,764	$ 539,679
eBay, Inc. (a)	226,819	3,166,393
Google, Inc. Class A (sub. vtg.) (a)	50,584	15,562,168
VeriSign, Inc. (a)	41,031	782,871
Yahoo!, Inc. (a)	293,447	3,580,053
		23,631,164
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	20,628	947,857
Automatic Data Processing, Inc.	107,396	4,224,959
Cognizant Technology Solutions Corp. Class A (a)	61,574	1,112,026
Computer Sciences Corp. (a)	32,033	1,125,640
Convergys Corp. (a)	25,812	165,455
Fidelity National Information Services, Inc.	40,176	653,664
Fiserv, Inc. (a)	33,866	1,231,706
MasterCard, Inc. Class A	15,304	2,187,401
Paychex, Inc.	67,901	1,784,438
The Western Union Co.	151,315	2,169,857
Total System Services, Inc.	41,621	582,694
		16,185,697
Office Electronics - 0.1%
Xerox Corp.	183,040	1,458,829
Semiconductors & Semiconductor Equipment - 2.1%
Advanced Micro Devices, Inc. (a)(d)	128,671	277,929
Altera Corp.	62,881	1,050,742
Analog Devices, Inc.	61,576	1,171,176
Applied Materials, Inc.	283,708	2,873,962
Broadcom Corp. Class A (a)	93,917	1,593,771
Intel Corp.	1,176,141	17,242,227
KLA-Tencor Corp.	35,707	778,056
Linear Technology Corp.	46,887	1,037,140
LSI Corp. (a)(d)	136,410	448,789
MEMC Electronic Materials, Inc. (a)	47,463	677,772
Microchip Technology, Inc. (d)	38,463	751,182
Micron Technology, Inc. (a)(d)	161,505	426,373
National Semiconductor Corp.	41,251	415,398
Novellus Systems, Inc. (a)	20,652	254,846
NVIDIA Corp. (a)	113,567	916,486
Teradyne, Inc. (a)	35,798	151,068
Texas Instruments, Inc.	274,142	4,254,684
Xilinx, Inc.	57,920	1,032,134
		35,353,735
Software - 3.5%
Adobe Systems, Inc. (a)	112,276	2,390,356
Autodesk, Inc. (a)	47,851	940,272
BMC Software, Inc. (a)	39,650	1,066,982
CA, Inc.	83,294	1,543,438

	Shares	Value
Citrix Systems, Inc. (a)(d)	38,412	$ 905,371
Compuware Corp. (a)	52,124	351,837
Electronic Arts, Inc. (a)	67,854	1,088,378
Intuit, Inc. (a)	67,680	1,610,107
McAfee, Inc. (a)	32,278	1,115,850
Microsoft Corp.	1,617,710	31,448,282
Novell, Inc. (a)	73,007	283,997
Oracle Corp. (a)	828,371	14,687,018
Salesforce.com, Inc. (a)	22,186	710,174
Symantec Corp. (a)	176,783	2,390,106
		60,532,168
TOTAL INFORMATION TECHNOLOGY		254,477,848
MATERIALS - 2.9%
Chemicals - 1.7%
Air Products & Chemicals, Inc.	44,315	2,227,715
CF Industries Holdings, Inc. (d)	12,024	591,100
Dow Chemical Co.	195,343	2,947,726
E.I. du Pont de Nemours & Co.	190,813	4,827,569
Eastman Chemical Co.	15,340	486,431
Ecolab, Inc.	35,452	1,246,138
International Flavors & Fragrances, Inc.	16,630	494,244
Monsanto Co.	115,867	8,151,243
PPG Industries, Inc.	34,724	1,473,339
Praxair, Inc.	65,214	3,871,103
Rohm & Haas Co.	26,417	1,632,306
Sigma Aldrich Corp.	26,508	1,119,698
		29,068,612
Construction Materials - 0.1%
Vulcan Materials Co. (d)	23,291	1,620,588
Containers & Packaging - 0.2%
Ball Corp.	20,002	831,883
Bemis Co., Inc.	21,077	499,103
Owens-Illinois, Inc. (a)	35,315	965,159
Pactiv Corp. (a)	27,784	691,266
Sealed Air Corp.	33,384	498,757
		3,486,168
Metals & Mining - 0.7%
AK Steel Holding Corp.	23,687	220,763
Alcoa, Inc.	169,235	1,905,586
Allegheny Technologies, Inc.	20,362	519,842
Freeport-McMoRan Copper & Gold, Inc. Class B	79,859	1,951,754
Newmont Mining Corp.	96,065	3,909,846
Nucor Corp.	66,388	3,067,126
Titanium Metals Corp. (d)	17,995	158,536
United States Steel Corp.	24,584	914,525
		12,647,978
Paper & Forest Products - 0.2%
International Paper Co.	90,411	1,066,850
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - continued
MeadWestvaco Corp.	36,120	$ 404,183
Weyerhaeuser Co.	44,679	1,367,624
		2,838,657
TOTAL MATERIALS		49,662,003
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 3.5%
AT&T, Inc.	1,246,134	35,514,819
CenturyTel, Inc.	21,175	578,713
Embarq Corp.	30,056	1,080,814
Frontier Communications Corp.	65,831	575,363
Qwest Communications International, Inc. (d)	309,778	1,127,592
Verizon Communications, Inc.	600,649	20,362,001
Windstream Corp.	92,920	854,864
		60,094,166
Wireless Telecommunication Services - 0.2%
American Tower Corp. Class A (a)	83,885	2,459,508
Sprint Nextel Corp.	604,099	1,105,501
		3,565,009
TOTAL TELECOMMUNICATION SERVICES		63,659,175
UTILITIES - 4.1%
Electric Utilities - 2.4%
Allegheny Energy, Inc.	35,748	1,210,427
American Electric Power Co., Inc.	85,336	2,839,982
Duke Energy Corp.	267,558	4,016,046
Edison International	68,896	2,212,940
Entergy Corp.	40,036	3,328,193
Exelon Corp.	139,124	7,736,686
FirstEnergy Corp.	64,460	3,131,467
FPL Group, Inc.	86,429	4,349,972
Pepco Holdings, Inc.	45,720	811,987
Pinnacle West Capital Corp.	21,318	684,947
PPL Corp.	79,298	2,433,656
Progress Energy, Inc.	55,632	2,216,935
Southern Co.	163,793	6,060,341
		41,033,579
Gas Utilities - 0.2%
Equitable Resources, Inc.	27,671	928,362
Nicor, Inc.	9,556	331,975
Questar Corp.	36,675	1,198,906
		2,459,243
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	142,259	1,172,214
Constellation Energy Group, Inc.	37,728	946,596
Dynegy, Inc. Class A (a)	106,945	213,890
		2,332,700

	Shares	Value
Multi-Utilities - 1.4%
Ameren Corp.	44,714	$ 1,487,188
CenterPoint Energy, Inc.	72,776	918,433
CMS Energy Corp.	47,834	483,602
Consolidated Edison, Inc.	57,862	2,252,568
Dominion Resources, Inc.	122,930	4,405,811
DTE Energy Co.	34,473	1,229,652
Integrys Energy Group, Inc. (d)	16,160	694,557
NiSource, Inc.	57,991	636,161
PG&E Corp.	76,334	2,954,889
Public Service Enterprise Group, Inc.	107,019	3,121,744
SCANA Corp.	24,850	884,660
Sempra Energy	51,518	2,196,212
TECO Energy, Inc.	44,995	555,688
Wisconsin Energy Corp.	24,724	1,037,914
Xcel Energy, Inc.	94,956	1,761,434
		24,620,513
TOTAL UTILITIES		70,446,035
TOTAL COMMON STOCKS (Cost $1,401,792,194)		1,663,104,978
U.S. Treasury Obligations - 0.4%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.35% to 1.56% 3/26/09 to 10/22/09 (e) (Cost $6,376,775)	$ 6,400,000	6,393,304
Money Market Funds - 3.9%
	Shares
Fidelity Cash Central Fund, 1.06% (b)	47,699,965	47,699,965
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	18,782,056	18,782,056
TOTAL MONEY MARKET FUNDS (Cost $66,482,021)		66,482,021
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $1,474,650,990)		1,735,980,303
NET OTHER ASSETS - (0.9)%		(15,223,353)
NET ASSETS - 100%		$ 1,720,756,950
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
257 CME S&P 500 Index Contracts	March 2009	$ 57,831,425	$ 1,681,602

The face value of futures purchased as a percentage of net assets - 3.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,486,975.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 686,640
Fidelity Securities Lending Cash Central Fund	775,074
Total	$ 1,461,714
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,735,980,303	$ 1,729,586,999	$ 6,393,304	$ -
Other Financial Instruments*	$ 1,681,602	$ 1,681,602	$ -	$ -
* Other financial instruments include Futures Contracts.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value (including securities loaned of $18,370,716) - See accompanying schedule: Unaffiliated issuers (cost $1,408,168,969)	$ 1,669,498,282
Fidelity Central Funds (cost $66,482,021)	66,482,021
Total Investments (cost $1,474,650,990)		$ 1,735,980,303
Cash		15,607
Receivable for investments sold		1,535,439
Receivable for fund shares sold		1,010,958
Dividends receivable		3,772,970
Distributions receivable from Fidelity Central Funds		99,646
Receivable for daily variation on futures contracts		786,227
Other receivables		750,799
Total assets		1,743,951,949

Liabilities
Payable for investments purchased	$ 2,801,775
Payable for fund shares redeemed	1,410,306
Accrued management fee	138,400
Distribution fees payable	35,899
Other affiliated payables	54
Other payables and accrued expenses	26,509
Collateral on securities loaned, at value	18,782,056
Total liabilities		23,194,999

Net Assets		$ 1,720,756,950
Net Assets consist of:
Paid in capital		$ 1,418,057,661
Undistributed net investment income		4,888,625
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,799,748
Net unrealized appreciation (depreciation) on investments		263,010,916
Net Assets		$ 1,720,756,950

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($1,525,779,379 ÷ 15,382,908 shares)	$ 99.19

Service Class: Net Asset Value, offering price and redemption price per share ($24,340,307 ÷ 245,886 shares)	$ 98.99

Service Class 2: Net Asset Value, offering price and redemption price per share ($170,637,264 ÷ 1,732,357 shares)	$ 98.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 53,331,303
Interest		68,561
Income from Fidelity Central Funds		1,461,714
Total income		54,861,578

Expenses
Management fee	$ 2,365,953
Distribution fees	596,830
Independent trustees' compensation	11,521
Miscellaneous	5,251
Total expenses before reductions	2,979,555
Expense reductions	(3,990)	2,975,565
Net investment income (loss)		51,886,013
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,330,221
Foreign currency transactions	(132)
Futures contracts	(16,337,535)
Total net realized gain (loss)		40,992,554
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,131,074,775)
Futures contracts	1,750,171
When issued commitments	233
Total change in net unrealized appreciation (depreciation)		(1,129,324,371)
Net gain (loss)		(1,088,331,817)
Net increase (decrease) in net assets resulting from operations		$ (1,036,445,804)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 51,886,013	$ 56,825,073
Net realized gain (loss)	40,992,554	114,062,453
Change in net unrealized appreciation (depreciation)	(1,129,324,371)	(3,876,648)
Net increase (decrease) in net assets resulting from operations	(1,036,445,804)	167,010,878
Distributions to shareholders from net investment income	(51,064,897)	(108,107,708)
Distributions to shareholders from net realized gain	(26,002,696)	-
Total distributions	(77,067,593)	(108,107,708)
Share transactions - net increase (decrease)	(101,349,542)	(158,666,814)
Total increase (decrease) in net assets	(1,214,862,939)	(99,763,644)

Net Assets
Beginning of period	2,935,619,889	3,035,383,533
End of period (including undistributed net investment income of $4,888,625 and undistributed net investment income of $163,153, respectively)	$ 1,720,756,950	$ 2,935,619,889

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 164.03	$ 161.36	$ 141.88	$ 137.76	$ 126.13
Income from Investment Operations
Net investment income (loss) C	3.03	3.11	2.71	2.36	2.18 F
Net realized and unrealized gain (loss)	(63.32)	5.59	19.26	4.15	11.10
Total from investment operations	(60.29)	8.70	21.97	6.51	13.28
Distributions from net investment income	(3.07)	(6.03)	(2.49)	(2.39)	(1.65)
Distributions from net realized gain	(1.48)	-	-	-	-
Total distributions	(4.55)	(6.03)	(2.49)	(2.39)	(1.65)
Net asset value, end of period	$ 99.19	$ 164.03	$ 161.36	$ 141.88	$ 137.76
Total Return A, B	(37.00)%	5.45%	15.73%	4.82%	10.62%
Ratios to Average Net Assets D, G
Expenses before reductions	.10%	.10%	.10%	.14%	.35%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.13%	.28%
Expenses net of all reductions	.10%	.10%	.10%	.13%	.28%
Net investment income (loss)	2.22%	1.86%	1.83%	1.73%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,525,779	$ 2,626,891	$ 2,780,085	$ 2,641,527	$ 2,778,226
Portfolio turnover rate E	6%	5%	6%	7%	5%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 163.66	$ 160.88	$ 141.48	$ 137.41	$ 125.86
Income from Investment Operations
Net investment income (loss) C	2.88	2.93	2.55	2.22	2.05 F
Net realized and unrealized gain (loss)	(63.14)	5.58	19.22	4.14	11.07
Total from investment operations	(60.26)	8.51	21.77	6.36	13.12
Distributions from net investment income	(2.93)	(5.73)	(2.37)	(2.29)	(1.57)
Distributions from net realized gain	(1.48)	-	-	-	-
Total distributions	(4.41)	(5.73)	(2.37)	(2.29)	(1.57)
Net asset value, end of period	$ 98.99	$ 163.66	$ 160.88	$ 141.48	$ 137.41
Total Return A, B	(37.07)%	5.34%	15.61%	4.71%	10.51%
Ratios to Average Net Assets D, G
Expenses before reductions	.20%	.20%	.20%	.24%	.47%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.23%	.38%
Expenses net of all reductions	.20%	.20%	.20%	.23%	.38%
Net investment income (loss)	2.12%	1.76%	1.73%	1.63%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,340	$ 38,960	$ 35,953	$ 27,178	$ 23,216
Portfolio turnover rate E	6%	5%	6%	7%	5%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 162.79	$ 159.90	$ 140.68	$ 136.71	$ 125.31
Income from Investment Operations
Net investment income (loss) C	2.66	2.67	2.32	2.01	1.85 F
Net realized and unrealized gain (loss)	(62.74)	5.54	19.11	4.11	11.01
Total from investment operations	(60.08)	8.21	21.43	6.12	12.86
Distributions from net investment income	(2.73)	(5.32)	(2.21)	(2.15)	(1.46)
Distributions from net realized gain	(1.48)	-	-	-	-
Total distributions	(4.21)	(5.32)	(2.21)	(2.15)	(1.46)
Net asset value, end of period	$ 98.50	$ 162.79	$ 159.90	$ 140.68	$ 136.71
Total Return A, B	(37.16)%	5.17%	15.44%	4.55%	10.34%
Ratios to Average Net Assets D, G
Expenses before reductions	.35%	.35%	.35%	.39%	.61%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.38%	.53%
Expenses net of all reductions	.35%	.35%	.35%	.38%	.53%
Net investment income (loss)	1.97%	1.61%	1.58%	1.48%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 170,637	$ 269,769	$ 219,346	$ 156,295	$ 106,051
Portfolio turnover rate E	6%	5%	6%	7%	5%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.36 per share.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 642,565,077
Unrealized depreciation	(383,727,598)
Net unrealized appreciation (depreciation)	258,837,479
Undistributed ordinary income	4,915,162
Undistributed long-term capital gain	38,973,211

Cost for federal income tax purposes	$ 1,477,142,824

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 47,021,744	$ 108,107,708
Long-term Capital Gains	30,045,849	-
Total	$ 77,067,593	$ 108,107,708

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $131,578,041 and $277,959,042, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .10% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, FMR pays all class-level expenses except distribution and service fees so that total expenses do not exceed .10% of each class' average net assets plus the distribution and service fee applicable to each class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 32,548
Service Class 2	564,282
$ 596,830

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. Under the expense contract, the classes do not pay transfer agent fees.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $5,251 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $775,074.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3,990.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record 34% of the total outstanding shares of the Fund.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 45,804,219	$ 98,701,755
Service Class	701,651	1,313,126
Service Class 2	4,559,027	8,092,827
Total	$ 51,064,897	$ 108,107,708
From net realized gain
Initial Class	$ 23,261,499	$ -
Service Class	346,810	-
Service Class 2	2,394,387	-
Total	$ 26,002,696	$ -

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	1,206,929	1,192,701	$ 154,764,474	$ 198,536,108
Reinvestment of distributions	627,640	604,881	69,065,718	98,701,755
Shares redeemed	(2,466,809)	(3,011,503)	(333,686,430)	(505,647,301)
Net increase (decrease)	(632,240)	(1,213,921)	$ (109,856,238)	$ (208,409,438)
Service Class
Shares sold	38,072	43,025	$ 5,170,349	$ 7,154,147
Reinvestment of distributions	9,570	8,059	1,048,461	1,313,126
Shares redeemed	(39,815)	(36,502)	(5,334,526)	(6,053,068)
Net increase (decrease)	7,827	14,582	$ 884,284	$ 2,414,205
Service Class 2
Shares sold	457,665	551,964	$ 61,060,802	$ 91,589,415
Reinvestment of distributions	63,453	49,901	6,953,414	8,092,827
Shares redeemed	(445,891)	(316,540)	(60,391,804)	(52,353,823)
Net increase (decrease)	75,227	285,325	$ 7,622,412	$ 47,328,419

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more Information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1988

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/13/09	02/13/09	$.29	$2.25
Service Class	02/13/09	02/13/09	$.29	$2.25
Service Class 2	02/13/09	02/13/09	$.29	$2.25

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2008, $38,973,211, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, and Service Class 2 designate 100% of the dividends distributed in February and December 2008 as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	754,396,118.13	95.721
Withheld	33,724,400.40	4.279
TOTAL	788,120,518.53	100.000
Dennis J. Dirks
Affirmative	755,765,958.75	95.895
Withheld	32,354,559.78	4.105
TOTAL	788,120,518.53	100.000
Edward C. Johnson 3d
Affirmative	753,714,712.60	95.634
Withheld	34,405,805.93	4.366
TOTAL	788,120,518.53	100.000
Alan J. Lacy
Affirmative	755,539,784.95	95.866
Withheld	32,580,733.58	4.134
TOTAL	788,120,518.53	100.000
Ned C. Lautenbach
Affirmative	755,270,925.90	95.832
Withheld	32,849,592.63	4.168
TOTAL	788,120,518.53	100.000
Joseph Mauriello
Affirmative	755,673,213.30	95.883
Withheld	32,447,305.23	4.117
TOTAL	788,120,518.53	100.000
Cornelia M. Small
Affirmative	755,628,126.83	95.877
Withheld	32,492,391.70	4.123
TOTAL	788,120,518.53	100.000
William S. Stavropoulos
Affirmative	754,899,686.63	95.785
Withheld	33,220,831.90	4.215
TOTAL	788,120,518.53	100.000
David M. Thomas
Affirmative	755,655,877.24	95.881
Withheld	32,464,641.29	4.119
TOTAL	788,120,518.53	100.000
Michael E. Wiley
Affirmative	755,513,012.38	95.863
Withheld	32,607,506.15	4.137
TOTAL	788,120,518.53	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	637,916,630.61	80.942
Against	98,488,476.51	12.496
Abstain	51,715,411.41	6.562
TOTAL	788,120,518.53	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

VIP Index 500 Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown, but considered that, unlike the benchmark, the fund has fees and transaction costs. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including pricing and bookkeeping fees and custody fees) from the fund's management fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Index 500 Portfolio

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Furthermore, the Board considered that it had approved an amendment (effective March 1, 2005) to the fund's management contract that lowered the fund's management fee from 24 basis points to 10 basis points. The Board considered that the chart reflects the fund's lower management fee for 2005, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among other expenses, the management fee) at 10 basis points, and (ii) limit the total expenses of the fund's existing classes of shareholders to 10 basis points for Initial Class, 20 basis points for Service Class, and 35 basis points for Service Class 2. These contractual expense limits may not be increased without the approval of the Board and the shareholders of the applicable class.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIDX-ANN-0209
1.540028.111

Item 2. Code of Ethics

As of the end of the period, December 31, 2008, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Contrafund Portfolio, Disciplined Small Cap Portfolio and Index 500 Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$-
Disciplined Small Cap Portfolio	$38,000	$-	$5,700	$-
Index 500 Portfolio	$44,000	$-	$5,700	$-

December 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$78,000	$-	$5,200	$-
Disciplined Small Cap Portfolio	$39,000	$-	$5,200	$-
Index 500 Portfolio	$47,000	$-	$5,200	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2008A	December 31, 2007A
Audit-Related Fees	$815,000	$-
Tax Fees	$2,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2008 A	December 31, 2007 A,B
Deloitte Entities	$1,335,000	$745,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 11, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 11, 2009